As filed with the U.S. Securities and Exchange Commission on August 3, 2026

1933 Act File No. 333-292971
1940 Act File No. 811-22562

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
 ☒Pre-Effective Amendment No. 3
☐ Post-Effective Amendment
No. and
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐ Amendment No.

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

(Exact name of Registrant as specified in charter)
300 South Tryon Street, Suite 2500
Charlotte, NC 28202
(Address of Principal Executive Offices)
(704) 805-7200
(Registrant’s telephone number, including Area Code)

Sean Feeley
c/o Barings LLC
300 South Tryon Street, Suite 2500
Charlotte, NC 28202
(Name and address of agent for service)

Copies of Communications to: Richard Horowitz, Esq.
Matthew Carter, Esq.
Nadeea Zakaria, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the U.S. Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Preliminary Prospectus Dated August 3, 2026
PRELIMINARY PROSPECTUS

$150,000,000
Barings Global Short Duration High Yield Fund
Common Shares of Beneficial Interest
Preferred Shares
Subscription Rights
Debt Securities

Barings Global Short Duration High Yield Fund (the “Fund”) is a diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” The Fund’s primary investment objective is to generate as high a current income as Barings LLC (the “Adviser”) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its “Managed Assets” (as defined below) in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. or Fitch, Inc., or unrated but judged by the Adviser or Baring International Investment Limited (the “Sub-Adviser”) to be of comparable quality). Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. “Managed Assets” are the total assets of the Fund (including assets attributable to the Fund’s use of leverage), minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The Fund may also invest in other securities and instruments that the Adviser and the Sub-Adviser believe are consistent with the Fund’s investment objectives. The Adviser and the Sub-Adviser manage the Fund’s investments subject to the supervision of the Fund’s Board of Trustees (the “Board of Trustees”).

The Fund may offer, from time to time, in one or more offerings or series, together or separately, up to $150,000,000 of its common shares of beneficial interest (“Common Shares”), preferred shares, subscription rights or debt securities, which the Fund refers to, collectively, as the “securities.” The Fund may sell its securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event the Fund offers Common Shares, the offering price per share of the Fund’s Common Shares exclusive of any underwriting commissions or discounts will not be less than the net asset value, or “NAV,” per share of the Fund’s Common Shares at the time the Fund makes the offering except (1) in connection with a rights offering to the Fund’s existing shareholders, (2) with the consent of the majority of the Fund’s common shareholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the U.S. Securities and Exchange Commission, or the “SEC,” may permit.

The Fund intends to make regular monthly distributions of all or a portion of its net investment income to holders of the Fund’s Common Shares. If the Fund’s distributions exceed its current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) in a tax year, such excess will represent a return of capital to the Fund’s shareholders. In order to maintain a stable level of distributions, the Fund may at times pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income. No assurance can be given that the Fund will be able to declare such distributions in future periods, and the Fund’s ability to declare and pay distributions will be subject to a number of factors, including the Fund’s results of operations.

The Common Shares are listed on the New York Stock Exchange under the ticker symbol “BGH”. The last reported closing sales price for the Common Shares on July 31, 2026 was $14.03 per Common Share. The Fund determines the NAV per Common Share on a daily basis.

Common shares of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their NAV. If the Common Shares trade at a discount to NAV, it will likely increase the risk of loss for purchasers of the Fund’s securities. The Common Shares may be thinly traded, and you may experience losses if you sell on the secondary market under these conditions. The Fund may borrow funds to make investments. As a result, the Fund would be exposed to the risk of borrowing (also known as leverage) which may be considered a speculative investment technique. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested thereby increasing the risk associated with investing in Common Shares.

Investing in the Fund’s securities involves a high degree of risk, including the risks associated with the Fund’s use of leverage and the risk of a substantial loss of investment. Before purchasing any securities, you should read the discussion of the principal risks of investing in the Fund’s securities, which are summarized in “Risk Factors” beginning on page 27 of this prospectus. See “Financing and Hedging Strategy – Leverage by the Fund” and “Risk Factors – The Fund is exposed to risks associated with the use of borrowings and leverage” for more information.

This prospectus contains important information you should know before investing in the Fund’s securities. Please read this prospectus and retain it for future reference. The Fund files annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information free of charge or make other inquiries pertaining to the Fund, please visit the Fund’s website (http://www.barings.com/bgh) or call (866) 399-1516 (toll-free). You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s website (www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is  , 2026

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You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund’s business, financial condition and results of operations may have changed since the date of this prospectus. The Fund will update these documents to reflect material changes only as required by law.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that the Fund has filed with the U.S. Securities and Exchange Commission (the “SEC”) using the “shelf” registration process. Under the shelf registration process, the Fund may offer from time to time up to $150,000,000 of its securities on the terms to be determined at the time of the offering. The Fund may sell its securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. Each time the Fund uses this prospectus to offer securities, the Fund will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus.

This prospectus provides you with a general description of the securities that the Fund may offer.

Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision.

PROSPECTUS SUMMARY

The following summary highlights some of the information contained in this prospectus. It is not complete and may not contain all the information that is important to a decision to invest in the Fund’s securities. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and any applicable prospectus supplement. Except where the context suggests otherwise, the terms:

●
“Fund” refers to Barings Global Short Duration High Yield Fund;
●
“Barings” and “Adviser” refer to Barings LLC, a Delaware limited liability company and the Fund’s investment adviser; and
●
“BIIL” and “Sub-Adviser” refer to Baring International Investment Limited, a United Kingdom private limited company and the Fund’s sub-adviser.

Barings Global Short Duration High Yield Fund

The Fund is an externally managed, diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund has elected to be treated, and intends to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code.”

The Fund’s primary investment objective is to generate as high a current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. or Fitch, Inc., or unrated but judged by the Adviser or the Sub-Adviser to be of comparable quality). Managed Assets are the total assets of the Fund (including assets attributable to the Fund’s use of leverage), minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

The Fund may also invest in other securities and instruments that the Adviser and the Sub-Adviser believe are consistent with the Fund’s investment objectives. The amount that the Fund will invest in other securities and instruments will vary from time to time and will be based on the Adviser’s assessment of prevailing market conditions.

The Fund may also engage in derivative transactions from time to time. The Fund currently expects its use of derivatives will primarily include currency forward or futures contracts to hedge any foreign currency exposure back to U.S. dollars. However, from time to time, the Fund may also seek to use derivatives as a hedge against adverse changes in the market price of holdings including consideration of credit risk or interest rates. This limited usage may include futures, forwards, options or swaps. To the extent the Fund engages in derivative transactions, the Fund expects to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. See “Investment Objectives and Strategies – Derivatives” for more information.

These investment objectives are not fundamental policies of the Fund and may be changed by the Fund’s Board of Trustees (the “Board” or the “Board of Trustees”) without prior approval of the Fund’s shareholders. See “Investment Objectives and Strategies.”

Barings LLC; Baring International Investment Limited

Barings LLC, the Fund’s investment adviser, manages the Fund’s investments subject to the supervision of the Board of Trustees pursuant to an investment advisory agreement, or the “Investment Advisory Agreement.” For a description of the fees and expenses that the Fund pays to the Adviser, see “The Adviser, the Sub-Adviser, and the Administrator — Investment Advisory Agreement; Sub-Advisory Agreement — Management Fee.”

The Adviser is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), is a leading global asset management firm, and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Barings’ core areas of expertise are public and private fixed income, real estate, and capital solutions.

Among other things, Barings (i) supervises the investment activities of the Fund, including advising and consulting with the Board of Trustees as the Board of Trustees may reasonably request; (ii) continuously manages the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; (iii) determines the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions, including the placing of purchase and sale orders on behalf of the Fund, as necessary or appropriate; (iv) furnishes offices, facilities and equipment to the Fund to the extent necessary for the management of the Fund; (v) renders periodic reports to the Board of Trustees as the Board of Trustees may reasonably request regarding the Fund’s investment program and the services provided by Barings and (vi) manages the day-to-day business and affairs of the Fund (except with respect to matters in the charge of the Fund’s chief compliance officer or other service providers retained by the Fund).

The Adviser has retained its indirect, wholly-owned subsidiary, Baring International Investment Limited (“BIIL” or the “Sub-Adviser”), as a sub-adviser to manage the Fund’s investments pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). BIIL is an investment adviser registered with the SEC in the United States and the Financial Conduct Authority in the United Kingdom with its principal office located in London, England.

Competitive Advantages

Barings is a global asset management firm that works with institutional, insurance and intermediary clients to provide excess returns across public and private markets in fixed income, real assets, and capital solutions. Distinguishing features of Barings’ investment process includes an integrated global research team with local expertise conducting in-house research, a broad opportunity set via longstanding relationships with counterparties and borrowers, a mature investment committee structure providing repeatability, oversight, and discipline through cycles, and the ability to allocate positions and investment sizing unique to each portfolio by dedicated portfolio managers. The large diverse team allows for a bottom-up proprietary credit research analysis of each investment. Analysts must take this research to a debate centered investment committee review. In-house traders and portfolio construction allow for short term relative value plays as relative value opportunities are captured from approved buy lists.

The size and scale of Barings’ investment platform and relationships across counterparties, borrowers, and sponsors supports a robust opportunity set for products that invest in these markets. The reputation and track record of the firm has been built on a strong, bottom-up style of investing driven by fundamentals. Robust risk management processes are also integrated as part of Barings’ investment capabilities. Barings has established a global footprint that helps the Fund uncover and provide access to a range of investment opportunities. The Fund’s investment platform consists of globally integrated investment teams with significant local expertise. Further, the Fund intends to follow a consistent approach across market environments driven by rigorous, fundamental analysis, with an emphasis on capital preservation, and security selection to drive performance.

Portfolio Management Strategies

The Fund will invest primarily in high yield bonds, loans and other income-producing instruments. The Fund may invest in both fixed and floating rate instruments; listed and unlisted corporate debt obligations; convertible securities; collateralized debt, bond and loan obligations; bank obligations; U.S. government securities; preferred securities and trust preferred securities; structured securities; and when-issued securities and forward commitments. The instruments in which the Fund will invest will primarily be of below investment grade quality. The Fund may invest in distressed bonds and loans. The Fund also may invest in equity securities incidental to the purchase or ownership of fixed-income securities. Set forth below is a summary of the principal aspects of the Adviser’s portfolio management strategies:

High Yield Instruments. High yield instruments or “junk” bonds or other investments that are rated below investment grade involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to, the risks associated with investment grade instruments. Under rating agency guidelines, medium- and lower-rated instruments and comparable unrated instruments will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated instruments may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest or dividends and repay liquidation preference or principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest, dividends, liquidation preference or principal. Such instruments are considered speculative with respect to the issuer’s capacity to pay interest or dividends and repay liquidation preference or principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Common Shares. High yield instruments involve substantial risk of loss and are susceptible to default or decline in market value due to real or perceived adverse economic and business developments or competitive industry conditions, as compared to higher-rated instruments. These instruments generally provide higher income than investment grade instruments in an effort to compensate investors for their higher risk of default, which is the issuer’s failure to make required interest, dividends, liquidation preference or principal payments on the securities. Issuers of high yield instruments include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The secondary markets for these instruments are generally not as liquid as the secondary markets for higher rated instruments. The secondary markets for high yield instruments are concentrated in relatively few market makers and the participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield instruments is generally lower than that for higher-rated instruments, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value (“NAV”) and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular instrument, it will become more difficult to value the Fund’s portfolio investments, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell instruments at their fair value. If the secondary markets for high yield instruments contract due to adverse economic conditions or for other reasons, certain securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid instruments may significantly increase.

Prices for high yield instruments may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield.

Duration. Duration is the weighted average term-to-maturity of a security’s cash flows. It is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. While there is no limit on the remaining maturity or duration of any individual security in which the Fund may invest, the Fund normally will seek to maintain a weighted average portfolio duration, including the effects of leverage (“weighted average portfolio duration”) of three years or less. The Fund’s weighted average portfolio duration, however, may be longer at any time or from time to time depending on market conditions.

Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. By comparison, a debt security’s “maturity” is the date on which the security ceases and the issuer is obligated to repay principal. Duration differs from maturity in that it considers a security’s next interest re-set date and call features, whereas maturity does not. In general, if prevailing interest rates change by 1%, a fixed income security or portfolio’s value will change by 1% multiplied by each year of duration. For example, if a portfolio of fixed income securities has an average duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise about 3% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter duration.

Foreign Instruments. Under normal market conditions, the Fund will make significant investments in non-U.S. entities, including up to 50% of its Managed Assets in bonds and loans issued by non-U.S. entities. This is expected to primarily include instruments from foreign borrowers in developed markets, but could include issuers in emerging markets should they align with the other elements of the portfolio composition. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund expects that its investment in non-U.S. issuers will be made in securities that are U.S. dollar denominated or foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Factors considered in determining whether an issuer may be deemed to be from a particular foreign country or geographic region include, among others, the issuer’s principal trading market, the country in which the issuer was legally organized, whether the issuer derives a substantial portion of its operations or assets from a particular country or region or derives a substantial portion of its revenue or profits from businesses, investments or sales outside of the United States.

Illiquid and Restricted Securities. The Fund may invest in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

Independent Credit Analysis. Each of the Adviser and the Sub-Adviser will rely heavily on its own analysis of the credit quality and risks associated with individual bonds, loans and other debt securities considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The individuals managing the Fund will use this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to their assessment of their credit characteristics. This aspect of the capabilities of the Adviser and the Sub-Adviser will be particularly important because of the Fund’s emphasis on below investment grade bonds and loans.

Derivatives. The Fund may use derivatives for hedging, investment or leverage purposes. The Fund currently expects that its derivatives use will consist primarily of credit default swaps and foreign currency forward contracts and futures and may consist of total return swaps. The Fund’s investment in derivatives will be included under the 80% asset policy noted above so long as the underlying assets of such derivatives are one or more high yield fixed income instruments that are rated below investment grade. The use of derivatives for hedging, investment or leverage purposes involves significant risks and there can be no assurance that the Fund’s derivative strategy will be successful. See “Risk Factors — The Fund may invest in derivatives or other assets that expose it to certain risks, including market risk, liquidity risk, and other risks similar to those associated with the use of leverage.”

An investment by the Fund in credit default swaps will allow the Fund to hedge credit exposure to particular issuers. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation. If the Fund purchases protection under a credit default swap and no credit event occurs on the reference obligation, the Fund will have made a series of periodic payments and will recover nothing of monetary value. However, if a credit event occurs on the reference obligation, the Fund (as the buyer of protection) is entitled to receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or, alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

The Fund currently intends, but is not required, to hedge substantially all of its exposure to foreign currencies through the use of currency strategies. For example, the Fund may transact in foreign currencies, may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available, and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Additionally, such hedging transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

In a total return swap, the Fund pays a counterparty a floating short-term interest rate and receives in exchange the total return of an agreed upon pool of underlying assets. The Fund bears the risk of default on the underlying assets based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation.

Financing and Hedging Strategy

Leverage by the Fund. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes, or preferred shares and leverage attributable to reverse repurchase agreements or similar transactions. The Fund seeks to use appropriate leverage that enhances returns without creating undue risk in the portfolio in the case that the markets in which the Fund invests weaken. Over time, the Adviser may decide that it is appropriate to use more leverage to purchase assets or for other purposes, or to reduce leverage by repaying any outstanding facilities.

The Fund currently anticipates incurring leverage in an amount up to approximately 33.3% of the Fund’s total assets (as determined immediately after the leverage is incurred) by virtue of the BNP Credit Facility (described below) or through the issuance of preferred shares or debt securities, although the actual amount of the Fund’s leverage will vary over time. The Fund may enter into revolving facilities in order to allow the Fund to draw capital in the case that current cash available to pay dividends is lower than the Fund’s anticipated run-rate cash dividend, or in the case that asset values in the markets in which the Fund invests fall in a way as to make new investments attractive. The Adviser would decide whether or not it is beneficial to the Fund to use leverage at any given time. Such facilities would be committed, but subject to certain restrictions that may not allow the Fund to draw capital even if the Adviser deems it favorable to do so. Such facilities, if drawn, would become senior in priority to the Fund’s Common Shares. The facilities would also earn an undrawn commitment fee that the Fund would pay on an ongoing basis, regardless of whether the Fund draws on the facilities or not.

Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings, as defined under the 1940 Act, the Fund is required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are equity (i.e., preferred shares), the Fund is required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such preferred shares and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding preferred shares.

On November 8, 2012, the Fund entered into a credit agreement, which was most recently amended on April 28, 2022, with BNP Paribas Prime Brokerage International, LTD (“BNP”), as lender, that established a revolving credit facility or the “BNP Credit Facility.” Pursuant to the terms of the BNP Credit Facility, the Fund can borrow up to an aggregate principal balance of $200,000,000. Such borrowings under the BNP Credit Facility bear interest at USD SOFR plus 0.76%. The Fund is required to pay a commitment fee on the unused amount.

The Fund may use leverage opportunistically or otherwise choose to deviate from the Fund’s current expectations. The Fund may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment, including forms of leverage other than preferred shares, debt securities, and/or credit facilities. In addition, the Fund may borrow for temporary, emergency, or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above. By leveraging the Fund’s investment portfolio, the Fund may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by the holders of the Fund’s securities, and the Fund’s leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in the Fund’s NAV.

Hedging by the Fund. The Fund may in the future enter into hedging transactions, which may expose the Fund to risks associated with such transactions. The Fund may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of the Fund’s portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counterparty credit risk. Hedging against a decline in the values of the Fund’s portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at an acceptable price. The success of the Fund’s hedging transactions will depend on the Fund’s ability to correctly predict movements in currencies and interest rates. Therefore, while the Fund may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if the Fund had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, the Fund may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent the Fund from achieving the intended hedge and expose the Fund to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. The Fund expects to qualify as a “limited derivatives user” under Rule 18f-4 under the 1940 Act and accordingly expects to limit its derivatives exposure to 10% of its net assets. For purposes of this 10% limit, derivatives exposure excludes certain currency and interest rate derivatives used for specified hedging purposes.

Operating and Regulatory Structure

The Fund is an externally managed, diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, the Fund is required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, the Fund has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code.

The Fund’s investment activities are managed by the Adviser and supervised by the Board of Trustees. Under the Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee (the “Management Fee”) based on its “Managed Assets.” “Managed Assets” means the Fund’s total assets (including assets attributable to the Fund’s use of leverage) minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The Management Fee is calculated monthly based on the Fund’s Managed Assets at the end of each calendar month and is payable quarterly in arrears. The Management Fee for any partial month will be pro-rated (based on the number of days actually elapsed at the end of such partial month relative to the total number of days in such calendar month). See “The Adviser, the Sub-Adviser, and the Administrator — Investment Advisory Agreement; Sub-Advisory Agreement — Management Fee.”

The Fund has also entered into an administration agreement, referred to as the “Administration Agreement,” with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (the “Administrator”) under which the Fund has agreed to reimburse the Administrator expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “The Adviser, the Sub-Adviser, and the Administrator — The Administrator and the Administration Agreement.”

Conflicts of Interest

The potential for material conflicts of interest may exist as the members of the portfolio management team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Barings and/or an affiliate has an investment in one or more of such accounts. Barings has identified areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts. See “Conflicts of Interest.”

Summary Risk Factors

The value of the Fund’s assets, as well as the market price of its securities, will fluctuate. The Fund’s investments should be considered risky, and you may lose all or part of your investment in the Fund. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund’s securities. An investment in the Fund’s securities may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. The Fund is designed primarily as a long-term investment vehicle, and its securities are not an appropriate investment for a short-term trading strategy. The Fund can offer no assurance that returns, if any, on its investments will be commensurate with the risk of investment in the Fund, nor can the Fund provide any assurance that enough appropriate investments that meet its investment criteria will be available.

The following is a summary of certain principal risks of an investment in the Fund. See “Risk Factors” for a more complete discussion of the risks of investing in the Fund’s securities, including certain risks not summarized below.

•
Below Investment Grade (High Yield/Junk Bond) Instruments Risk. Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund.

•
Borrowing and Leverage Risk.  The Fund may borrow, subject to certain limitations, to post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the NAV of the Fund and the yield to shareholders more volatile. There can be no assurance that the Fund’s leveraging strategies would be successful. In addition, the counterparties to the Fund’s leveraging transactions will have priority of payment over the Fund’s shareholders.

•
Credit Risk. Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. One or more debt obligations in the Fund’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.

•
Defaults by Portfolio Investments. A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.

•
Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s), including market risk, liquidity risk, counterparty risk, interest rate risk, credit risk, leverage risk, regulatory risk and management risk. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the Fund. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial to the Fund. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.

•
Inflation Risk. Certain of the Fund’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Fund’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Fund’s portfolio investments’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Fund’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Fund’s net assets resulting from operations.

•
Liquidity Risk.  The Fund may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Fund may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.

•
Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics, which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Fund’s securities. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

•
Interest Rate Risk. The Fund’s current and future earnings are sensitive to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between the Fund’s assets and liabilities and the effect that interest rates may have on the Fund’s cash flows. Changes in the general level of interest rates can affect the Fund’s net interest income, which is the difference between the interest income earned on interest earning assets and the Fund’s interest expense incurred in connection with its interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, the Fund’s ability to acquire and originate loans and securities and the value of its investment portfolio.

•
Valuation Risk. The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

The Fund’s Corporate Information

The Fund’s offices are located at 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, and the Fund’s telephone number is (704) 805-7200.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in the Fund’s Common Shares will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on historical fees and expenses incurred by the Fund, as appropriate. In addition, such amounts are based on the Fund’s pro forma assets as of December 31, 2025, which have been adjusted to reflect (i) the issuance in the Fund’s “at-the-market” offering of 9.5 million Common Shares, yielding hypothetical net proceeds to the Fund of approximately $150 million; (ii) the hypothetical borrowings of the full $200 million available under the BNP Credit Facility, which would mean that the Fund’s adjusted assets are assumed to equal approximately $653 million. As of December 31, 2025, the Fund’s leverage represented approximately 31.2% of the Fund’s total assets (less current liabilities). Such expenses, and actual leverage incurred by the Fund, may vary in the future. Whenever this report (or other Fund disclosures, including the Fund’s prospectus) contains a reference to fees or expenses paid by the Fund, the Fund’s common shareholders will indirectly bear such fees or expenses.

Shareholder Transaction Expenses (as a percentage of the offering price):
Sales load	0.00	%(1)
Offering expenses	0.00	%(2)
DRIP expenses	0.00	%(3)
Total shareholder transaction expenses	0.00%
Annual Expenses (as a percentage of net assets attributable to Common Shares):
Management Fee	1.24	%(4)
Interest payments on borrowed funds	2.16	%(5)
Other expenses	0.64	%(6)
Total annual expenses	4.04%

(1)
In the event that the Fund sells its securities publicly through underwriters or agents, the related prospectus supplement will disclose the applicable sales load.

(2)
In the event that the Fund sells its securities publicly through underwriters or agents, the related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on the Fund’s behalf), the offering price and the offering expenses borne by the Fund as a percentage of the offering price.

(3)
There is no brokerage charge for the reinvestment of dividends in additional Common Shares; however, all participants pay a pro rata share of brokerage commissions incurred by the DRIP Agent when it makes open market purchases. There is no direct service charge to participants in the DRIP, though the Fund reserves the right to amend the DRIP to include a service charge payable by participants. See the section “Dividend Reinvestment Plan,” below.

(4)
The Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a Management Fee at an annual rate of 0.85% which is calculated monthly based on the Fund’s Managed Assets at the end of each calendar month and payable quarterly in arrears. “Managed Assets” means the Fund’s total assets (including assets attributable to the use of leverage) minus the sum of accrued liabilities (other than liabilities incurred for the purpose of creating leverage). Because Managed Assets include the Fund’s use of leverage, they will typically be greater than the Fund’s net assets. The Management Fee referenced in the table above is based on Managed Assets as of December 31, 2025 and assumes the pro forma effect of (i) the issuance in the Fund’s “at-the-market” offering of $150 million of its Common Shares, yielding hypothetical net proceeds to the Fund of approximately $150 million; (ii) the hypothetical borrowings of the full $200 million available under the BNP Credit Facility, which would mean that the Fund’s adjusted assets are assumed to equal approximately $653 million. These Management Fees are indirectly borne by holders of the Fund’s Common Shares and are not borne by the holders of preferred shares, if any, or the holders of any other securities that the Fund may issue. See “The Adviser, the Sub-Adviser and the Administrator — Investment Advisory Agreement; Sub-Advisory Agreement — Management” in the Fund’s prospectus for additional information regarding the calculation of the Management Fee.

(5)
“Interest payments on borrowed funds” represents the Fund’s annualized interest expense and includes the pro forma effect of the hypothetical $150 million issuance and assumed borrowings under the BNP Credit Facility described above, which, in the aggregate, have a weighted average interest rate of 4.45% per annum as of December 31, 2025. The Fund may issue additional preferred shares. In the event that the Fund were to issue additional preferred shares, the Fund’s borrowing costs, and correspondingly its total annual expenses, including, in the case of such preferred shares, the base Management Fee as a percentage of the Fund’s Managed Assets attributable to Common Shares, would increase.

(6)
“Other expenses” includes the Fund’s overhead expenses, including the payment of fees under the Administration Agreement, and are based on the actual amounts for the 2025 fiscal year. “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Fund, compensation of the Independent Trustees (as defined below), and cost and expenses relating to rating agencies.

Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expenses that you would pay, directly or indirectly, on a $1,000 investment in the Fund’s Common Shares for the time periods indicated, assuming (1) total annual expenses of 4.04% of net assets attributable to the Fund’s Common Shares and (2) a 5% annual return*:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$40	$127	$223	$509

*
The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the periods presented. Unless otherwise noted, the financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto included in the Fund’s annual report to shareholders for the year ended December 31, 2025, which are incorporated by reference into this prospectus. The financial information for the fiscal years ended December 31, 2025 and December 31, 2024 has been audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose unqualified report on such financial information appears in the Fund’s annual report to shareholders for the year ended December 31, 2025, which is incorporated by reference into this prospectus. The information below for the fiscal years ended December 31, 2016 through December 31, 2023 was audited by another independent registered public accounting firm. You may also request a free copy of the report by calling 1-866-699-1516, by writing to the Fund or visiting the Fund’s website (http://www.Barings.com/bgh).

	YEAR ENDED DECEMBER 31, 2025	YEAR ENDED DECEMBER 31, 2024	YEAR ENDED DECEMBER 31, 2023	YEAR ENDED DECEMBER 31, 2022		YEAR ENDED DECEMBER 31, 2021
Per Common Share Data
Net asset value, beginning of year	$15.80	$15.20	$14.26	$17.88		$16.68
Income from investment operations:
Net investment income	1.18	1.59	1.49	1.46		1.72
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency transactions	(0.18)	0.51	0.88	(3.81)		0.75
Total increase (decrease) from investment operations	1.00	2.10	2.37	(2.35)		2.47
Less distributions to common stockholders:
Net investment income	(1.71)	(1.50)	(1.43)	(1.27)		(1.27)
Total distributions to common stockholders	(1.71)	(1.50)	(1.43)	(1.27)		(1.27)
Net asset value, end of year	$15.09	$15.80	$15.20	$14.26		$17.88
Per common share market value, end of year	$15.01	$15.44	$13.44	$12.68		$17.34
Total investment return based on net asset value (1)	6.99%	14.92%	19.23%	(12.88)%		15.71%
Total investment return based on market value (1)	8.59%	27.01%	18.09%	(19.98)%		23.97%
Supplemental Data and Ratios
Net assets, end of year (000’s)	$303,015	$316,936	$304,983	$286,042		$358,672
Ratio of expenses (before reductions and reimbursements) to average net assets	3.92%	4.06%	3.95%	(2.73	)%(2)	(2.17	)%(2)
Ratio of expenses (after reductions and reimbursements) to average net assets	3.93%	4.08%	3.95%	2.60%		1.95%
Ratio of net investment income (before reductions and reimbursements) to average net assets	8.98%	9.20%	9.98%	(9.17	)%(2)	(8.54	)%(2)
Ratio of net investment income (after reductions and reimbursements) to average net assets	8.98%	9.20%	9.98%	(9.31	)%(2)	(8.76	)%(2)
Portfolio turnover rate	53.99%	70.34%	49.94%	34.04%		52.08%

(1)
Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(2)
Effective August 6, 2020 the Adviser began waiving a portion of its management and other fees equal to an annual rate of 0.150% of the Fund’s managed assets. The waiver expired on August 31, 2022.

	YEAR ENDED DECEMBER 31, 2020		YEAR ENDED DECEMBER 31, 2019	YEAR ENDED DECEMBER 31, 2018	YEAR ENDED DECEMBER 31, 2017	YEAR ENDED DECEMBER 31 , 2016
Per Common Share Data
Net asset value, beginning of year	$18.32		$18.28	$20.84	$20.87	18.47
Income from investment operations:
Net investment income	1.59		1.87	1.89	1.77	1.57
Net realized and unrealized gains (losses) on investments	(1.86)		(0.05)	(2.67)	0.04	2.68
Total increase (decrease) from investment operations	(0.27)		1.82	(0.78)	1.81	4.25
Less dividends to common stockholders:
Net investment income	(1.37)		(1.78)	(1.78)	(1.63)	(1.60)
Net realized gain	–		–	–	–	–
Return of capital	–		–	–	(0.21)	(0.25)
Total dividends to common stockholders	(1.37)		(1.78)	(1.78)	(1.84)	(1.85)
Net asset value, end of year	$16.68		$18.32	$18.28	$20.84	$20.87
Per common share market value, end of year	$15.09		$17.53	$15.95	$19.38	$19.23
Total investment return based on net asset value	0.79%		10.77%	(3.42)%	9.40%	25.42%
Total investment return based on market value	(4.65)%		21.45%	(9.38)%	10.41%	29.44%
Supplemental Data and Ratios
Net assets, end of year (000’s)	$334,576		$367,649	$366,691	$417,924	$418,613
Ratio of expenses (before reductions and reimbursements) to average net assets	2.32	%(2)	3.00%	2.93%	2.33%	(2.05	)%(2)
Ratio of expenses (after reductions and reimbursements) to average net assets	2.23%		3.00%	2.93%	2.33%	1.78%
Ratio of net investment income (before reductions and reimbursements) to average net assets	10.53	%(2)	10.22%	9.34%	9.20%	(10.68	)%(2)
Ratio of net investment income (after reductions and reimbursements) to average net assets	10.61%		10.22%	9.34%	9.20%	10.41%
Portfolio turnover rate	42.21%		52.25%	48.92%	36.59%	44.81%

(1)
Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(2)
The Adviser contractually waived a portion of its management and other fees equal to an annual rate of 0.275% of the Fund’s managed assets for a period of one year ended December 31, 2016. Effective August 6, 2020 the Adviser began waiving a portion of its management and other fees equal to an annual rate of 0.150% of the Fund’s managed assets.

INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives

The Fund’s primary investment objective is to generate as high a current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective.

These investment objectives are not fundamental policies of the Fund and may be changed by the Fund’s Board of Trustees (the “Board” or the “Board of Trustees”) without prior approval of the Fund’s shareholders. See “Risk Factors – Risks Relating to the Fund’s Business and Structure.”

Investment Strategies and Portfolio Composition

The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. or Fitch, Inc., or unrated but judged by the Adviser or the Sub-Adviser to be of comparable quality) which we refer to as below investment grade securities, or “junk” or “high yield” bonds. The Fund primarily expects to invest in first lien loans.

Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund. “Managed Assets” are the total assets of the Fund (including assets attributable to the Fund’s use of leverage), minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

The Fund may also invest in other securities and instruments that the Adviser and the Sub-Adviser believe are consistent with the Fund’s investment objectives, including second lien and unsecured loans. The amount that the Fund will invest in other securities and instruments will vary from time to time and will be based on the Adviser’s assessment of prevailing market conditions.

The Fund may also engage in derivative transactions from time to time. The Fund currently expects its use of derivatives will primarily include currency forward or futures contracts to hedge any foreign currency exposure back to U.S. dollars. However, from time to time, the Fund may also seek to use derivatives as a hedge against adverse changes in the market price of holdings including consideration of credit risk or interest rates. This limited usage may include futures, forwards, options or swaps. To the extent the Fund engages in derivative transactions, the Fund expects to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. The Adviser expects that the Fund’s portfolio will be composed principally of the following types of securities and other instruments:

High Yield Instruments. High yield instruments or “junk” bonds or other investments that are rated below investment grade involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to, the risks associated with investment grade instruments. Under rating agency guidelines, medium- and lower-rated instruments and comparable unrated instruments will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated instruments may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest or dividends and repay liquidation preference or principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest, dividends, liquidation preference or principal. Such instruments are considered speculative with respect to the issuer’s capacity to pay interest or dividends and repay liquidation preference or principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Common Shares. High yield instruments involve substantial risk of loss and are susceptible to default or decline in market value due to real or perceived adverse economic and business developments or competitive industry conditions, as compared to higher-rated instruments. These instruments generally provide higher income than investment grade instruments in an effort to compensate investors for their higher risk of default, which is the issuer’s failure to make required interest, dividends, liquidation preference or principal payments on the securities. Issuers of high yield instruments include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The secondary markets for these instruments are generally not as liquid as the secondary markets for higher rated instruments. The secondary markets for high yield instruments are concentrated in relatively few market makers and the participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield instruments is generally lower than that for higher-rated instruments, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value (“NAV”) and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular instrument, it will become more difficult to value the Fund’s portfolio investments, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell instruments at their fair value. If the secondary markets for high yield instruments contract due to adverse economic conditions or for other reasons, certain securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid instruments may significantly increase.

Prices for high yield instruments may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield.

Duration. Duration is the weighted average term-to-maturity of a security’s cash flows. It is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. While there is no limit on the remaining maturity or duration of any individual security in which the Fund may invest, the Fund normally will seek to maintain a weighted average portfolio duration, including the effects of leverage (“weighted average portfolio duration”) of three years or less. The Fund’s weighted average portfolio duration, however, may be longer at any time or from time to time depending on market conditions.

Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. By comparison, a debt security’s “maturity” is the date on which the security ceases and the issuer is obligated to repay principal. Duration differs from maturity in that it considers a security’s next interest re-set date and call features, whereas maturity does not. In general, if prevailing interest rates change by 1%, a fixed income security or portfolio’s value will change by 1% multiplied by each year of duration. For example, if a portfolio of fixed income securities has an average duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise about 3% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter duration.

Foreign Instruments. Under normal market conditions, the Fund will make significant investments in non-U.S. entities, including up to 50% of its Managed Assets in bonds and loans issued by non-U.S. entities. This is expected to primarily include instruments from foreign borrowers in developed markets, but could include issuers in emerging markets should they align with the other elements of the portfolio composition. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund expects that its investment in non-U.S. issuers will be made in securities that are U.S. dollar denominated or foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Factors considered in determining whether an issuer may be deemed to be from a particular foreign country or geographic region include, among others, the issuer’s principal trading market, the country in which the issuer was legally organized, whether the issuer derives a substantial portion of its operations or assets from a particular country or region or derives a substantial portion of its revenue or profits from businesses, investments or sales outside of the United States.

Illiquid and Restricted Securities. The Fund may invest in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

Independent Credit Analysis. Each of the Adviser and the Sub-Adviser will rely heavily on its own analysis of the credit quality and risks associated with individual bonds, loans and other debt securities considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The individuals managing the Fund will use this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to their assessment of their credit characteristics. This aspect of the capabilities of the Adviser and the Sub-Adviser will be particularly important because of the Fund’s emphasis on below investment grade bonds and loans.

Investment Grade Securities. The Fund may invest in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch) or, if unrated, are considered by the Manager or Sub-Adviser to be of comparable quality.

U.S. Government Securities. The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government.

Derivatives. The Fund may use derivatives for hedging, investment or leverage purposes. The Fund currently expects that its derivatives use will consist primarily of credit default swaps and foreign currency forward contracts and futures and may consist of total return swaps. The Fund’s investment in derivatives will be included under the 80% asset policy noted above so long as the underlying assets of such derivatives are one or more high yield fixed income instruments that are rated below investment grade. The use of derivatives for hedging, investment or leverage purposes involves significant risks and there can be no assurance that the Fund’s derivative strategy will be successful. See “Risk Factors — The Fund may invest in derivatives or other assets that expose it to certain risks, including market risk, liquidity risk, and other risks similar to those associated with the use of leverage.”

An investment by the Fund in credit default swaps will allow the Fund to hedge credit exposure to particular issuers. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation. If the Fund purchases protection under a credit default swap and no credit event occurs on the reference obligation, the Fund will have made a series of periodic payments and will recover nothing of monetary value. However, if a credit event occurs on the reference obligation, the Fund (as the buyer of protection) is entitled to receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or, alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

The Fund currently intends, but is not required, to hedge substantially all of its exposure to foreign currencies through the use of currency strategies. For example, the Fund may transact in foreign currencies, may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available, and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Additionally, such hedging transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

In a total return swap, the Fund pays a counterparty a floating short-term interest rate and receives in exchange the total return of an agreed upon pool of underlying assets. The Fund bears the risk of default on the underlying assets based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation.

When Issued, Delayed Delivery and Forward Commitment Transactions. The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Reverse Repurchase Agreements. The Fund may utilize reverse repurchase agreements in order to add leverage to the portfolio. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings under the 1940 Act. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

FINANCING AND HEDGING STRATEGY

Leverage by the Fund. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes, or preferred shares and leverage attributable to reverse repurchase agreements or similar transactions. The Fund seeks to use appropriate leverage that enhances returns without creating undue risk in the portfolio in the case that the markets in which the Fund invests weaken. Over time, the Adviser may decide that it is appropriate to use more leverage to purchase assets or for other purposes, or to reduce leverage by repaying any outstanding facilities.

The Fund currently anticipates incurring leverage in an amount up to approximately 33.3% of the Fund’s total assets (as determined immediately after the leverage is incurred) by virtue of the BNP Credit Facility (described below) or through the issuance of preferred shares or debt securities, although the actual amount of the Fund’s leverage will vary over time. The Fund may enter into revolving facilities in order to allow the Fund to draw capital in the case that current cash available to pay dividends is lower than the Fund’s anticipated run-rate cash dividend, or in the case that asset values in the markets in which the Fund invests fall in a way as to make new investments attractive. The Adviser would decide whether or not it is beneficial to the Fund to use leverage at any given time. Such facilities would be committed, but subject to certain restrictions that may not allow the Fund to draw capital even if the Adviser deems it favorable to do so. Such facilities, if drawn, would become senior in priority to the Fund’s Common Shares. The facilities would also earn an undrawn commitment fee that the Fund would pay on an ongoing basis, regardless of whether the Fund draws on the facilities or not.

Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings, as defined under the 1940 Act, the Fund is required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are equity (i.e., preferred shares), the Fund is required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such preferred shares and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding preferred shares.

On November 8, 2012, the Fund entered into a credit agreement, which was most recently amended on April 28, 2022, with BNP Paribas Prime Brokerage International, LTD (“BNP”), as lender, that established a revolving credit facility or the “BNP Credit Facility.” Pursuant to the terms of the BNP Credit Facility, the Fund can borrow up to an aggregate principal balance of $200,000,000. Such borrowings under the BNP Credit Facility bear interest at USD SOFR plus 0.76%. The Fund is required to pay a commitment fee on the unused amount.

The Fund may use leverage opportunistically or otherwise choose to deviate from the Fund’s current expectations. The Fund may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment, including forms of leverage other than preferred shares, debt securities, and/or credit facilities. In addition, the Fund may borrow for temporary, emergency, or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above. By leveraging the Fund’s investment portfolio, the Fund may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by the holders of the Fund’s securities, and the Fund’s leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in the Fund’s NAV.

Hedging by the Fund. The Fund may in the future enter into hedging transactions, which may expose the Fund to risks associated with such transactions. The Fund may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of the Fund’s portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counterparty credit risk. Hedging against a decline in the values of the Fund’s portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at an acceptable price. The success of the Fund’s hedging transactions will depend on the Fund’s ability to correctly predict movements in currencies and interest rates. Therefore, while the Fund may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if the Fund had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, the Fund may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent the Fund from achieving the intended hedge and expose the Fund to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. The Fund expects to qualify as a “limited derivatives user” under Rule 18f-4 under the 1940 Act and accordingly expects to limit its derivatives exposure to 10% of its net assets. For purposes of this 10% limit, derivatives exposure excludes certain currency and interest rate derivatives used for specified hedging purposes.

ADDITIONAL INVESTMENTS AND TECHNIQUES

Investment in Debt Securities, Other Types of Credit Instruments and Other Credit Investments

Defaulted Securities. The Fund may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. Investing in defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in the Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower its NAV. Defaulted securities tend to lose much of their value before they default. Thus, the Fund’s NAV may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the Fund’s investment objectives and policies stated in this prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper can be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Zero Coupon Securities, Step-Ups. Among the debt securities in which the Fund may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Fund’s income. Thus, to qualify for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds and step-ups allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes and Related Instruments. The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

U.S. Government Securities. The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S.; others, such as those of the Federal Home Loan Banks, or “FHLBs,” or the Federal Home Loan Mortgage Corporation, or “FHLMC,” are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, or “FNMA,” are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

 Distressed Securities

The Fund may invest in distressed investments including loans, loan participations, or bonds, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Adviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or the Fund may be required to accept cash or securities with a value less than its original investment.

 Debtor-in-possession financing

The Fund may invest in debtor-in-possession or super senior financings (commonly called “DIP financing”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Fund’s only recourse will be against the property securing the DIP financing.

 Equity Securities

The Fund may hold long and short positions in Common Shares, preferred shares and convertible securities of U.S. and non-U.S. issuers. The Fund also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. The Fund may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies.

 Preferred Securities

Preferred securities in which the Fund may invest include trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred shares, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments) and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature in that they have no maturity dates or have stated maturity dates.

 Investment in Relatively New Issuers

The Fund may invest in the securities of new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such issuers are relatively unseasoned. Such issuers may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Certain issuers may be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

 Other Investment Companies

The Fund may invest in securities of other affiliated and unaffiliated open- or closed-end investment companies (including ETFs and BDCs), subject to applicable regulatory limits, that invest primarily in securities the types of which the Fund may invest directly. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Shareholders will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other available investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund may be subject to the extent it employs a leverage strategy.

The Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are typically passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurances that an ETF’s investment objectives will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

 Demand Deposit Accounts

The Fund may hold a significant portion of its cash assets in interest-bearing or non-interest-bearing demand deposit accounts at its custodian or another depository institution insured by the FDIC. The FDIC is an independent agency of the U.S. government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. government. The Fund expects to hold cash that exceeds the amounts insured by the FDIC for such accounts. As a result, in the event of a failure of a depository institution where the Fund holds such cash, its cash is subject to the risk of loss.

 Simultaneous Investments

Investment decisions, made by the Adviser on the Fund’s behalf, are made independently from those of the other funds and accounts advised by the Adviser and its affiliates. If, however, such Other Accounts wish to invest in, or dispose of, the same securities as the Fund, available investments will be allocated equitably between the Fund and Other Accounts. This procedure may adversely affect the size of the position the Fund obtains or disposes of or the price it pays.

 Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. To the extent permitted by the 1940 Act, the Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions; provided, however, that the value of such loaned securities may not exceed one-third of the Fund’s total asset value, including collateral received in respect of such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that such loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Fund invests the cash collateral received in accordance with its investment objective, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral may result in a form of effective leverage for the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. The Fund may also call such loans to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

RISK FACTORS

Investing in the Fund’s Common Shares involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in the Fund’s Common Shares. The risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not presently known to the Fund or not presently deemed material by the Fund might also impair its operations and performance. If any of the following events occur, the Fund’s business, financial condition, and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its Common Shares could decline, and you may lose all or part of your investment.

Risks Relating to the Fund’s Investments

Below Investment Grade (high yield/junk bond) Instruments Risk

Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund.

The Fund may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Fund may also invest in other below investment grade debt obligations. Barings consider both credit risk and market risk in making investment decisions for the Fund. If a default occurs with respect to any below investment grade debt instruments and the Fund sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.

The Fund’s investments in portfolio investments may be risky, and the Fund could lose all or part of its investment.

The Fund’s portfolio consists primarily of high yield bonds, senior secured loans and other income-producing instruments that are, at the time of purchase, rated below investment grade. Investing in debt securities involves a number of significant risks. Among other things, these securities are subject to:

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

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Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities.

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Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Defaults by the Fund’s portfolio investments may harm its operating results.

A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.

The Fund may invest in derivatives or other assets that expose it to certain risks, including market risk, liquidity risk, and other risks similar to those associated with the use of leverage.

The Fund may invest in derivatives and other assets that are subject to many of the same types of risks related to the use of leverage. Under Rule 18f-4 under the 1940 Act, closed-end funds that use derivatives are subject to a value-at-risk leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. These requirements apply unless the closed-end fund qualifies as a “limited derivatives user,” as defined under Rule 18f-4. Under Rule 18f-4, a closed-end fund may enter into an unfunded commitment agreement (which may include delayed draw and revolving loans) that will not be deemed to be a derivatives transaction, such as an agreement to provide financing to a portfolio investment, if the closed-end fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.

The Fund has adopted updated policies and procedures in compliance with Rule 18f-4. The Fund expects to qualify as a “limited derivatives user” under Rule 18f-4. Future legislation or rules may modify how the Fund treats derivatives and other financial arrangements for purposes of compliance with the leverage limitations of the 1940 Act. Future legislation or rules may modify how leverage is calculated under the 1940 Act and, therefore, may increase or decrease the amount of leverage currently available to the Fund under the 1940 Act, which may be materially adverse to it and its shareholders.

Duration Risk

Subject to the limitations set forth in the Fund’s prospectus, the Fund may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations.

Foreign Securities Risk

Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies.

Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

U.S. Government Securities

The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government.

Like other debt securities, the values of U.S. government securities change as interest rates fluctuate.

Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S.; others, such as those of the Federal Home Loan Banks, or “FHLBs,” or the Federal Home Loan Mortgage Corporation, or “FHLMC,” are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, or “FNMA,” are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks.

Liquidity Risk

The Fund may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Fund may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.

Loan Risk

The loans in which the Fund may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.

These factors may have an adverse effect on the market price of the loan and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Senior Secured Loans Risk

Although senior secured loans are senior and typically secured in a first lien (including “unitranche” loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such senior secured loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade senior secured loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a “Borrower”). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the NAV of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a senior secured loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior secured loan may decline in value or become illiquid, which could adversely affect the senior secured loan’s value.

Senior secured loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a senior secured loan would satisfy the Borrower’s obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a senior secured loan. The collateral securing a senior secured loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some senior secured loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior secured loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of senior secured loans including, in certain circumstances, invalidating such senior secured loans or causing interest previously paid to be refunded to the Borrower. Additionally, a senior secured loan may be “primed” in bankruptcy, which reduces the ability of the holders of the senior secured loan to recover on the collateral.

There may be less readily available information about most senior secured loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior secured loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, senior secured loans may not be deemed to be securities under certain federal securities laws, other than the 1940 Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the senior secured loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for senior secured loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell senior secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior secured loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of senior secured loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of senior secured loans that are considered highly levered transactions. If the Fund attempts to sell a senior secured loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the senior secured loan may be adversely affected.

CDO Securities Risk

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Generally, there may be less information available to the Fund regarding the underlying debt investments held by such CDOs than if the Fund had invested directly in the debt of the underlying companies. As a result, the Fund and its shareholders may not know the details of the underlying holdings of the CDO vehicles in which the Fund may invest.

CDO vehicles that the Fund expects to invest in are typically very highly leveraged, and therefore, the junior debt and equity tranches that the Fund expects to invest in are subject to a higher degree of risk of total loss. In particular, investors in CDO vehicles indirectly bear risks of the underlying debt investments held by such CDO vehicles. The Fund will generally have the right to receive payments only from the CDO vehicles, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CDO vehicle. While the CDO vehicles the Fund intends to target generally enable the investor to acquire interests in a pool of leveraged corporate loans without the expenses associated with directly holding the same investments, the Fund will generally pay a proportionate share of the CDO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CDO vehicles will rise or fall, these prices (and, therefore, the prices of the CDO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CDO vehicle in which the Fund invests to satisfy certain financial covenants, specifically those with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CDO vehicle failed those tests, holders of debt senior to the Fund may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

In addition to the general risks associated with investing in debt securities, CDO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CDO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CDO vehicle or unexpected investment results. The Fund’s NAV may also decline over time if its principal recovery with respect to CDO equity investments is less than the price the Fund paid for those investments.

Investments in structured vehicles, including equity and junior debt instruments issued by CDO vehicles, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying leveraged corporate loans held by a CDO vehicle may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Fund intends to invest, may be less liquid than many other types of securities and may be more volatile than the leveraged corporate loans underlying the CDO vehicles the Fund intends to target. Fluctuations in interest rates may also cause payments on the tranches of CDO vehicles that the Fund holds to be reduced, either temporarily or permanently.

Any interests the Fund acquires in CDO vehicles will likely be thinly traded or have only a limited trading market and may be subject to restrictions on resale. Securities issued by CDO vehicles are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities of CDO vehicles in which the Fund may invest. Although a secondary market may exist for the Fund’s investments in CDO vehicles, the market for the Fund’s investments in CDO vehicles may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value. In addition, any of the Fund’s investments in CDO warehouse facilities are short term investments and therefore may be subject to a greater risk relating to market conditions and economic recession or downturns.

“Covenant-Lite” Loans Risk

A significant number of high yield loans in the market, in particular the broadly syndicated loan market, may consist of covenant-lite loans, or “Covenant-Lite Loans.” A significant portion of the loans in which the Fund may invest or get exposure to through its investments may be deemed to be Covenant-Lite Loans and it is possible that such loans may comprise a majority of the Fund’s portfolio. Such loans do not require the borrower to maintain debt service or other financial ratios and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Ownership of Covenant-Lite Loans may expose the Fund to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation, than is the case with loans that contain financial maintenance covenants.

The Fund may be subject to risks associated with special situations and stressed investments.

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings (“Stressed Issuers”) (such investments, “Special Situation Investments”) may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment and the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Barings or its affiliates (“Other Accounts”), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund’s interests. Furthermore, it is possible that the Fund’s interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts’ involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund’s best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser’s then-current allocation policy and any applicable exemptions.

The Fund may be subject to risks associated with subordinated and unsecured or partially secured loans.

The Fund will, from time to time, invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan could have a claim on the same collateral pool as the first lien or it could be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

The Fund may be subject to risks associated with mezzanine securities.

The Fund expects most of its mezzanine securities and other investments, if any, to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which could be secured. Although the securities and other investments could benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and could benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms might not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance;” (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that arise with respect to collateral securing the obligations.

The Fund may be subject to risks associated with syndicated loans.

The Fund intends to acquire interests in syndicated loans. Under the documentation for syndicated loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases, the Fund does not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Consequently, the Fund would only be able to direct such actions if instructions from the Fund were made in conjunction with other holders of associated indebtedness that together with the Fund compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness other than the Fund desire to take certain actions, such actions may be taken even if the Fund did not support such actions. Furthermore, if an investment is subordinated to one or more senior loans made to the applicable obligor, the Fund’s ability to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Accordingly, the Fund may be precluded from directing such actions unless the Fund acts together with other holders of the indebtedness. If the Fund is unable to direct such actions, the Fund cannot assure you that the actions taken will be in its best interests.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, resulting in a lawsuit by the obligor against the lenders and adversely affect the fair market value of the Fund’s investment.

There is a risk that a loan agent in respect of one of the Fund’s loans may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, the Fund may be unable to remove the agent in circumstances in which removal would be in the Fund’s best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of the Fund’s portfolio investments, reducing its NAV through increased net unrealized depreciation.

As a closed-end fund, the Fund is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by the Board, which has designated Barings as valuation designee to perform the Fund’s fair value determinations relating to the value of its assets for which market quotations are not readily available.

The Adviser conducts the valuation of such investments, upon which the Fund’s NAV is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of portfolio investments on a recurring (at least quarterly) basis in accordance with the 1940 Act and ASC Topic 820. The Fund’s current valuation policy and processes were established by the Adviser and have been approved by the Board. The Adviser uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, the Adviser will utilize alternative methods in accordance with internal pricing procedures established by the Adviser’s pricing committee. As part of the valuation process, Barings may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments:

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a comparison of the portfolio investment’s securities to publicly traded securities;

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the enterprise value of the portfolio investment;

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the nature and realizable value of any collateral;

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the portfolio investment’s ability to make payments and its earnings and discounted cash flow;

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the markets in which the portfolio investment does business; and

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changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund uses the pricing indicated by the external event to corroborate a valuation. The Fund records decreases in the market values or fair values of its investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in the Fund’s portfolio. The effect of all of these factors on the Fund’s portfolio may reduce its NAV by increasing net unrealized depreciation in its portfolio. Depending on market conditions, the Fund could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on its business, financial condition, results of operations and cash flows.

The Fund’s portfolio investments may incur debt that ranks equally with, or senior to, its investments in such investments and such portfolio investments may not generate sufficient cash flow to service their debt obligations to the Fund.

The Fund will typically invest in senior debt and first lien notes; however, the Fund may invest a portion of the Fund’s capital in second lien and subordinated loans issued by its portfolio investments. The Fund’s portfolio investments may have, or be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which the Fund invests. Such subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If the Fund makes a subordinated investment in a portfolio investment, the portfolio investment may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of the securities in which the Fund invests. These debt instruments would usually prohibit the portfolio investment from paying interest on or repaying the Fund’s investments in the event of and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio investment, holders of securities ranking senior to the Fund’s investment in that portfolio investment would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying senior creditors, the portfolio investment may not have any remaining assets to use for repaying its obligation to the Fund where the Fund is junior creditor. In the case of debt ranking equally with debt securities in which the Fund invests, the Fund would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio investment.

Additionally, certain loans that the Fund makes to portfolio investments may be secured on a second priority basis by the same collateral securing senior secured debt of such investments. The first priority liens on the collateral will secure the portfolio investment’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio investment under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before the Fund. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then the Fund, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio investment’s remaining assets, if any.

The Fund may make unsecured loans to portfolio investments, meaning that such loans will not benefit from any interest in collateral of such investments. Liens on a portfolio investment’s collateral, if any, will secure the portfolio investment’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio investment under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund’s unsecured loan obligations after payment in full of all loans secured by collateral. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then the Fund’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio investment’s remaining assets, if any.

The rights the Fund may have with respect to the collateral securing any junior priority loans the Fund makes to its portfolio investments may also be limited pursuant to the terms of one or more intercreditor agreements that the Fund enters into with the holders of senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

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the ability to cause the commencement of enforcement proceedings against the collateral;

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the ability to control the conduct of such proceedings;

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the approval of amendments to collateral documents;

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releases of liens on the collateral; and

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waivers of past defaults under collateral documents.

The Fund may not have the ability to control or direct such actions, even if its rights as junior lenders are adversely affected.

There may be circumstances where the Fund’s debt investments could be subordinated to claims of other creditors or the Fund could be subject to lender liability claims.

Even if the Fund structures an investment as a senior loan, if one of the Fund’s portfolio investments were to go bankrupt, depending on the facts and circumstances and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of the Fund’s claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. The Fund may also be subject to lender liability claims for actions taken by the Fund with respect to a borrower’s business or instances where the Fund exercises control over the borrower. It is possible that the Fund could become subject to a lender’s liability claim, including as a result of actions taken in rendering managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

The Fund may be subject to risks associated with unsecured loans.

The Fund may invest in unsecured loans, both floating and fixed rate. Unsecured loans are subject to substantially similar risks attributable to secured loans. Issuer risk is more pronounced in unsecured loans since the Fund will not have recourse to recoup its investment against collateral securing the loan.

First and second lien loans and unsecured loans are subject to prepayments which shorten the loans’ weighted average maturities and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in market value, that is changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

The Fund may be subject to risks associated with corporate bonds.

The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are perpetual in nature in that they have no maturity date; to the extent that these perpetual bonds have fixed interest rates, they may have heightened sensitivity to changes in interest rates.

The Fund may expose itself to risks if the Fund engages in hedging transactions.

The Fund may enter into hedging transactions, which may expose it to risks associated with such transactions. The Fund may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of the Fund’s portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk. Hedging against a decline in the values of the Fund’s portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at an acceptable price. The success of the Fund’s hedging transactions will depend on its ability to correctly predict movements in currencies and interest rates. Therefore, while the Fund may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if the Fund had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, the Fund may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent the Fund from achieving the intended hedge and expose it to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The Fund generally does not control its portfolio investments.

The Fund generally does not expect to control most of its portfolio investments, even though the Fund or Barings may have board representation or board observation rights, and the Fund’s debt agreements with such portfolio investments may contain certain restrictive covenants. As a result, the Fund is subject to the risk that a portfolio investment may make business decisions with which the Fund disagrees, and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as debt investors. Due to the lack of liquidity for the Fund’s investments in non-traded companies, the Fund may not be able to dispose of its interests in its portfolio investments as readily as it would like or at an appropriate valuation. As a result, a portfolio investment may make decisions that could decrease the value of the Fund’s portfolio investments.

Changes in interest rates may affect the Fund’s cost of capital, the value of its investments, and results of operations.

An increase in interest rates would make it more expensive to use debt to finance the Fund’s investments. As a result, a significant increase in market interest rates could both reduce the value of the Fund’s portfolio investments and increase its cost of capital, which may reduce its net investment income. Also, an increase in interest rates available to investors could make an investment in the Fund’s Common Shares less attractive if the Fund is not able to increase its distribution rate, a situation which could reduce the value of its Common Shares. Conversely, a decrease in interest rates may have an adverse impact on the Fund’s returns by requiring it to seek lower yields on its debt investments and by increasing the risk that its portfolio investments will prepay its debt investments, resulting in the need to redeploy capital at potentially lower rates.

The Fund may not realize gains from its equity investments.

The Fund may, on a limited basis, acquire equity investments in portfolio companies. Certain investments that the Fund may make in the future include equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, the Fund may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. The Fund’s goal is ultimately to realize gains upon the Fund’s disposition of such equity interests. However, the equity interests the Fund receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences. The Fund also may be unable to realize any value if a portfolio investment does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow the Fund to sell the underlying equity interests.

The Fund’s investments in asset-backed securities are subject to additional risks.

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets may be subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities. Certain asset-backed securities are supported by letters of credit, surety bonds or other credit enhancements. However, if many borrowers on the underlying assets default, losses could exceed the credit enhancement level and result in losses to investors, such as the Fund. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment.

Risks Relating to the Fund’s Business and Structure

The Fund is subject to management risk.

The Fund is subject to management risk because it is an actively managed portfolio. Barings applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.

The Fund is dependent upon Barings’ access to its investment professionals for its success.

The Fund depends on the diligence, skill and network of business contacts of Barings’ investment professionals to source appropriate investments for the Fund. The Fund depends on these professionals to appropriately analyze its investments and the relevant investment committee to approve and monitor its portfolio investments. Investment professionals evaluate, negotiate, structure, close and monitor its investments. The Fund’s future success depends on the continued availability of the members of Barings’ investment committee and the other investment professionals available to Barings. The Fund does not have employment agreements with these individuals or other key personnel of Barings, and the Fund cannot provide any assurance that unforeseen business, medical, personal or other circumstances would not lead any such individual to terminate his or her relationship with Barings. If these individuals do not maintain their existing relationships with Barings and its affiliates or do not develop new relationships with other sources of investment opportunities, the Fund may not be able to identify appropriate replacements or grow its investment portfolio. The loss of any member of Barings’ investment committee or of other investment professionals of Barings and its affiliates may limit the Fund’s ability to achieve its investment objectives and operate as the Fund anticipates, which could have a material adverse effect on its financial condition, results of operations and cash flows. Barings evaluates, negotiates, structures, closes and monitors the Fund’s investments in accordance with the terms of the Investment Advisory Agreement. The Fund can offer no assurance, however, that the investment professionals of Barings will continue to provide investment advice to the Fund or that the Fund will continue to have access to Barings’ investment professionals or its information and deal flow. Further, there can be no assurance that Barings will replicate its own historical success, and the Fund cautions you that its investment returns could be substantially lower than the returns achieved by other funds managed by Barings.

 The Fund’s investment portfolio is and will continue to be recorded at fair value as determined in accordance with the Adviser’s valuation policies and procedures and, as a result, there is and will continue to be uncertainty as to the value of a portion of the Fund’s portfolio investments.

Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board. Portfolio investments and other assets for which market quotes are available are stated at market value. Market value is generally determined based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Board has designated Barings as valuation designee to perform the Fund’s fair value determinations relating to the value of the Fund’s assets for which market quotations are not readily available.

Typically, there is not a public market for the portion of fund securities allocated to privately held investments in which the Fund will invest. The Adviser conducts the valuation of such investments, upon which the Fund’s NAV is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of portfolio investments on a recurring (at least quarterly) basis in accordance with the 1940 Act and ASC Topic 820. The Fund’s valuation policy and processes were established by the Adviser and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Fund. The Adviser uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, the Adviser will utilize alternative methods in accordance with internal pricing procedures established by the Adviser's pricing committee.

The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Fund’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Fund’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, the Adviser’s fair value determinations may cause the Fund’s NAV on a given date to materially understate or overstate the value that the Fund may ultimately realize upon the sale or disposition of one or more of the Fund’s investments. As a result, investors purchasing the Fund’s securities based on an overstated NAV would pay a higher price than the value of the Fund’s investments might warrant. Conversely, investors selling shares during a period in which the NAV understates the value of the Fund’s investments will receive a lower price for their shares than the value of the Fund’s investments might warrant.

Barings, its relevant investment committee members, or its affiliates may, from time to time, possess material non-public information, limiting the Fund’s investment discretion.

Principals of Barings and its affiliates and members of Barings’ investment committee may serve as directors of, or in a similar capacity with, companies in which the Fund invests, the securities of which are purchased or sold on the Fund’s behalf. In the event that material nonpublic information is obtained with respect to such companies, or the Fund becomes subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, the Fund could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on the Fund.

The Fund’s ability to enter into transactions with Barings and its affiliates is restricted.

Closed-end funds generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent trustees and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a closed-end fund and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, 5.0% or more of a closed-end fund’s outstanding voting securities will be considered an affiliate of the closed-end fund for purposes of the 1940 Act, and a closed-end fund generally is prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the closed-end fund’s independent trustees. Additionally, without the approval of the SEC, a closed-end fund is prohibited from engaging in purchases or sales of assets or joint transactions with the closed-end fund’s officers and trustees, and investment adviser, including funds managed by the investment adviser and its affiliates.

Closed-end funds may, however, invest alongside certain related parties or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a closed-end fund may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting the closed-end fund and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the closed-end fund’s investment adviser, acting on the closed-end fund’s behalf and on behalf of other clients, negotiates no term other than price.

The 1940 Act generally prohibits closed-end funds from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the closed-end funds to do so. On January 15, 2026, Barings received a new order for co-investment exemptive relief from the SEC staff (the “2026 Co-Investment Order”), which permits certain managed funds and investment vehicles, each of whose investment adviser is Barings or an investment adviser controlling, controlled by or under common control with Barings and MassMutual-affiliated proprietary accounts, to participate in negotiated co-investment transactions where doing so is consistent with regulatory requirements and other pertinent factors, and pursuant to the conditions of the exemptive relief. The 2026 Co-Investment Order, which supersedes the co-investment order issued to Barings on October 19, 2017 and amended on March 20, 2024, is a new form of co-investment exemptive relief that adopts a more flexible requirement that allocations be “fair and equitable” to the Fund and that Barings considers the interests of the Fund and other affiliated 1940 Act-regulated funds that rely on the 2026 Co-Investment Order in allocations and which minimizes certain board approval requirements as compared to the prior form of co-investment exemptive relief.

Among other things, under the 2026 Co-Investment Order, the terms, conditions, price, class of securities to be purchased in respect of a particular investment, the date on which such investment is to be made and any registration rights applicable thereto, must be generally the same for the Fund and each other participating affiliated entity. The requirements of the 2026 Co-Investment Order (including any requirements for board approval thereunder), as well as other regulatory requirements associated with us and other affiliated 1940 Act-regulated funds that rely on the 2026 Co-Investment Order, potentially will impact the investment allocations among participating entities (including, for the avoidance of doubt, the Fund) or otherwise impact allocation results. Any changes to the 2026 Co-Investment Order or the rules and other guidance promulgated by the SEC and its staff under the 1940 Act could impact allocations made available to the Fund and thereby affect (and potentially decrease) the allocation made to the Fund or otherwise impact the process for allocations in transactions in which the Fund participates.

In situations where co-investment with other affiliated funds or accounts is not permitted or appropriate, Barings will need to decide which account will proceed with the investment in accordance with its allocation policies and procedures. Although Barings will endeavor to allocate investment opportunities in a fair and equitable manner in accordance with its allocation policies and procedures, it is possible that, in the future, the Fund may not be given the opportunity to participate in investments made by investment funds managed by Barings or an investment manager affiliated with Barings if such investment is prohibited by the 1940 Act. These restrictions, and similar restrictions that limit the Fund’s ability to transact business with its officers or trustees or their affiliates, including funds managed by Barings, may limit the scope of investment opportunities that would otherwise be available to the Fund.

The Fund is subject to risks associated with investing alongside other third parties.

The Fund may invest alongside third parties through partnerships, joint ventures or other entities. Such investments may involve risks that are not present in investments where a third party is not involved, including the possibility that such third party may at any time have economic or business interests or goals which are inconsistent with the Fund’s interests, or may be in a position to take action contrary to its investment objectives. In addition, the Fund may in certain circumstances be liable for actions of such third party.

More specifically, joint ventures involve a third party that has approval rights over certain activities of the joint venture. The third party may take actions that are inconsistent with the Fund’s interests. For example, the third party may decline to approve an investment for the joint venture that the Fund otherwise wants the joint venture to make. A joint venture may also use investment leverage which magnifies the potential for gain or loss on amounts invested. Generally, the amount of borrowings by the joint venture is not included when calculating the Fund’s total borrowings and related leverage ratios and is not subject to asset coverage requirements imposed by the 1940 Act. If the activities of the joint venture were required to be consolidated with the Fund’s activities because of a change in U.S. GAAP rules or SEC staff interpretations, it is likely that the Fund would have to reorganize any such joint venture.

The fee structure under the Investment Advisory Agreement may induce Barings to pursue speculative investments and incur leverage, which may not be in the best interests of the Fund’s shareholders.

Under the Investment Advisory Agreement, the Management Fee will be payable even if the value of your investment declines. The Management Fee is calculated based on the Fund’s Managed Assets, including assets purchased with borrowed funds or other forms of leverage (but excluding cash or cash equivalents). “Managed Assets” means the Fund’s total assets (including assets attributable to the use of leverage) minus the sum of accrued liabilities (other than liabilities incurred for the purpose of creating leverage). Accordingly, the Management Fee is payable regardless of whether the value of the Fund’s gross assets and/or your investment has decreased during the then-current quarter and creates an incentive for Barings to incur leverage, which may not be consistent with the Fund’s shareholders’ interests. See “The Adviser, the Sub-Adviser, and the Administrator — Investment Advisory Agreement; Sub-Advisory Agreement — Management Fee.”

Barings’ liability is limited under the Investment Advisory Agreement, and the Fund is required to indemnify Barings against certain liabilities, which may lead Barings to act in a riskier manner on the Fund’s behalf than it would when acting for its own account.

Pursuant to the Investment Advisory Agreement, Barings and any sub-adviser will not be liable to the Fund, and the Fund has agreed to indemnify them, for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of their duties. These protections may lead Barings to act in a riskier manner when acting on the Fund’s behalf than it would when acting for its own account.

Barings is able to resign as the Fund’s investment adviser upon 60 days’ notice, and the Fund may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in the Fund’s operations that could adversely affect its financial condition, business and results of operations.

Pursuant to the Investment Advisory Agreement, Barings has the right to resign as the Fund’s investment adviser upon 60 days’ written notice, whether a replacement has been found or not. If Barings resigns, it may be difficult to find a replacement investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If a replacement is not found quickly, the Fund’s business, results of operations and financial condition as well as its ability to pay distributions are likely to be adversely affected and the value of the Fund’s Common Shares may decline. In addition, the coordination of the Fund’s internal management and investment or administrative activities is likely to suffer if the Fund is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by Barings. Even if a comparable service provider or individuals performing such services are retained, whether internal or external, their integration into the Fund’s business and lack of familiarity with its investment objective may result in additional costs and time delays that may materially adversely affect its business, results of operations and financial condition.

The Fund’s long-term ability to fund new investments and make distributions to its shareholders could be limited if the Fund is unable to renew, extend, replace or expand its current borrowing arrangements, or if financing becomes more expensive or less available.

There can be no guarantee that the Fund will be able to enter into, renew, extend, replace or expand borrowing arrangements on terms that are favorable to the Fund, if at all. The Fund’s ability to obtain replacement financing will be constrained by then-current economic conditions affecting the credit markets. The Fund’s inability to enter into, renew, extend, replace or expand these borrowing arrangements could have a material adverse effect on its liquidity and ability to fund new investments, the Fund’s ability to make distributions to its shareholders and its ability to qualify for tax treatment as a RIC under the Code.

The Fund may be subject to PIK interest payments.

Certain of the Fund’s debt investments may contain provisions providing for the payment of payment-in-kind (“PIK”) interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by the Fund of PIK interest will have the effect of increasing its assets under management. As a result, because the Management Fee that the Fund pays to the Adviser is based on the value of its gross assets, the receipt by the Fund of PIK interest will result in an increase in the amount of the Management Fee payable by the Fund.

To the extent original issue discount instruments, such as zero coupon bonds and PIK loans, constitute a significant portion of the Fund’s income, investors will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following: (a) the higher interest rates of PIK loans reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (b) PIK loans may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (c) market prices of zero-coupon or PIK securities are affected to a greater extent by interest rate changes and may be more volatile than securities that pay interest periodically and in cash, and PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities; (d) because original issue discount income is accrued without any cash being received by the Fund, required cash distributions may have to be paid from offering proceeds or the sale of Fund assets without investors being given any notice of this fact; (e) the deferral of PIK interest increases the loan-to-value ratio, which is a measure of the riskiness of a loan; (f) even if the accounting conditions for income accrual are met, the borrower could still default when the Fund’s actual payment is due at the maturity of the loan; and (g) original issue discount creates risk of non-refundable cash payments to the Fund’s Adviser based on non-cash accruals that may never be realized.

The Fund may become party to financing agreements contain various covenants, which, if not complied with, could accelerate its repayment obligations thereunder, thereby materially and adversely affecting its liquidity, financial condition, results of operations and ability to pay distributions.

The Fund will have a continuing need for capital to finance its investments. The Fund may become party to various financing agreements from time to time which may contain customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, minimum shareholders’ equity, minimum obligators’ net worth, minimum asset coverage, maximum net debt to equity, minimum liquidity and maintenance of RIC status. These financing arrangements may also contain customary events of default with customary cure and notice provisions, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and material adverse effect.

The Fund’s compliance with the covenants under these financing agreements may depend on many factors, some of which are beyond its control, and there can be no assurance that the Fund will continue to comply with such covenants. The Fund’s failure to satisfy the respective covenants or otherwise default under one of its financing arrangements could result in foreclosure by the lenders thereunder, which would accelerate its repayment obligations under the financing arrangement and thereby have a material adverse effect on its business, liquidity, financial condition, results of operations and ability to pay distributions to its shareholders.

Cybersecurity risks and cyber incidents may adversely affect the Fund’s business or the business of its portfolio investments by causing a disruption to the Fund’s operations or the operations of its portfolio investments, a compromise or corruption of the Fund’s confidential information or the confidential information of its portfolio investments and/or damage to the Fund’s business relationships or the business relationships of its portfolio investments, all of which could negatively impact the business, financial condition and operating results of the Fund or its portfolio investments.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of the Fund, Barings or the Fund’s portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to the Fund’s or Barings’ information systems or those of the Fund’s portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Fund’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Fund depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and its and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.

Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Fund’s and its portfolio investments’ reliance on technology has increased, so have the risks posed to the Fund’s information systems, both internal and those provided by Barings and third-party service providers, and the information systems of the Fund’s portfolio investments. Barings has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Fund’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Fund’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Fund fails to comply with the relevant laws and regulations, the Fund could suffer financial losses, a disruption of its business, liability to investors, regulatory intervention or reputational damage.

Inflation could adversely affect the business, results of operations, and financial condition of the Fund’s portfolio investments.

Certain of the Fund’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Fund’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Fund’s portfolio investments’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Fund’s investments could result in future realized or unrealized losses and therefore reduce the Fund’s net assets resulting from operations.

The Fund is exposed to risks associated with the use of borrowings and leverage.

The use of leverage increases both risk of loss and profit potential. The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness).

The Fund’s financing agreements contain various covenants, which, if not complied with, could accelerate the Fund’s repayment obligations thereunder, thereby materially and adversely affecting the Fund’s liquidity, financial condition, results of operations and ability to pay distributions.

The Fund will have a continuing need for capital to finance its investments. The Fund is party to various financing agreements from time to time, including the BNP Credit Facility, which contain customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, minimum shareholders’ equity, minimum asset coverage, maximum net debt to equity, and maintenance of RIC status. These financing arrangements also contain customary events of default with customary cure and notice provisions, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and material adverse effect.

The Fund’s continued compliance with the covenants under these financing agreements depends on many factors, some of which are beyond its control, and there can be no assurance that the Fund will continue to comply with such covenants. The Fund’s failure to satisfy the respective covenants or otherwise default under one of its financing arrangements could result in foreclosure by the lenders thereunder, which would accelerate the Fund’s repayment obligations under the financing arrangement and thereby have a material adverse effect on its business, liquidity, financial condition, results of operations and ability to pay distributions to its shareholders.

The Fund is exposed to risks associated with changes in interest rates.

To the extent the Fund borrows money or issues debt securities or preferred shares to make investments, its net investment income will depend, in part, upon the difference between the rate at which the Fund borrows funds or pay interest or dividends on such debt securities or preferred shares and the rate at which the Fund invests these funds. Rising interest rates on floating rate loans the Fund makes could also drive an increase in defaults or accelerated refinancings. Some portfolio investments may be unable to refinance into fixed rate loans or repay outstanding amounts, leading to a gradual decline in the credit quality of the Fund’s portfolio. In periods of rising interest rates, the Fund’s cost may increase because the Fund expects that the interest rates on certain of amounts the Fund borrows will be floating. An increase in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments. Conversely, in periods of declining interest rates, the Fund may earn less interest income from investments and its cost of funds will also decrease, to a lesser extent, given certain of its currently outstanding indebtedness bears interest at fixed rates, resulting in lower net investment income. Additionally, in periods of declining interest rates, the rate of prepayments has historically tended to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, the Fund would expect reinvestment of the prepayment proceeds by the Fund to generally be at lower rates of return than the return on the assets that were prepaid.

The Fund may in the future determine to fund a portion of its investments with preferred shares, which would magnify the potential for gain or loss and the risks of investing in the Fund in the same way as the Fund’s borrowings.

Preferred shares, which is another form of leverage, have the same risks to the Fund’s common shareholders as borrowings because the dividends on any preferred shares the Fund issues must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred shares must take preference over any dividends or other payments to the Fund’s common shareholders, and preferred shareholders are not subject to any of its expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

The Fund’s Board of Trustees may change the Fund’s investment objectives, operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.

The Board has the authority to modify or waive the Fund’s current investment objectives, operating policies and strategies without prior notice and without shareholder approval (except as required by the 1940 Act). However, absent shareholder approval, the Fund may not change the nature of its business so as to cease to be a closed-end fund. The Fund cannot predict the effect any changes to its current operating policies, investment criteria and strategies would have on its business, NAV, operating results and value of its shares. However, the effects might be adverse, which could negatively impact the Fund’s ability to pay you distributions and cause you to lose all or part of your investment. Moreover, the Fund will have significant flexibility in investing the net proceeds from any future offering and may use the net proceeds from such offerings in ways with which investors may not agree or for purposes other than those contemplated at the time of the offering.

The Fund will be subject to corporate-level U.S. federal income tax if the Fund is unable to maintain its tax treatment as a RIC under Subchapter M of the Code, which will adversely affect its results of operations and financial condition.

The Fund has elected to be treated, and intends to qualify annually thereafter, as a RIC under the Code, which generally allows it to avoid being subject to corporate-level U.S. federal income tax. To maintain RIC tax treatment under the Code, the Fund must meet the following annual distribution, income source and asset diversification requirements:

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The annual distribution requirement for a RIC will be satisfied if the Fund distributes to its shareholders on an annual basis at least 90.0% of its net ordinary income and net short-term capital gain in excess of net long-term capital loss, or investment company taxable income (“ICTI”), if any. The Fund will be subject to a 4.0% nondeductible U.S. federal excise tax, however, to the extent that the Fund does not satisfy certain additional minimum distribution requirements on a calendar year basis. Because the Fund uses debt financing, the Fund is subject to certain asset coverage ratio requirements under the 1940 Act and is currently, and may in the future become, subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the annual distribution requirement. If the Fund is unable to obtain cash from other sources, the Fund could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

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The income source requirement will be satisfied if the Fund obtains at least 90.0% of its income for each year from distributions, interest, and gains from the sale of shares or securities or similar sources.

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The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of its taxable year. To satisfy this requirement, at least 50.0% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, provided such other securities of any one issuer do not represent more than 5.0% of the value of the Fund’s assets or more than 10.0% of the outstanding voting securities of the issuer; and no more than 25.0% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund’s having to dispose of certain investments quickly in order to prevent the loss of RIC tax treatment. Because a portion of the Fund’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to maintain RIC tax treatment for any reason and are subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions. The Fund may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

The Fund may not be able to pay distributions to its shareholders, its distributions may not grow over time, a portion of distributions paid to its shareholders may be a return of capital and investors in any debt securities the Fund may issue may not receive all of the interest income to which they are entitled.

The Fund intends to pay monthly distributions to its shareholders out of assets legally available for distribution. The Fund cannot assure you that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions might be harmed by, among other things, the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to the Fund as a closed-end fund could, in the future, limit its ability to pay distributions. All distributions will be paid at the discretion of the Board and will depend on the Fund’s earnings, its financial condition, maintenance of its RIC tax treatment, compliance with applicable closed-end fund regulations, compliance with the covenants under the Fund’s financing agreements and any debt securities the Fund may issue and such other factors as the Board may deem relevant from time to time. The Fund cannot assure you that it will pay distributions to its shareholders in the future.

Some of the above-described risks may also inhibit the Fund’s ability to make required interest payments to holders of any debt securities the Fund may issue, which may cause a default under the terms of its debt agreements. Such a default could materially increase the Fund’s cost of raising capital, as well as cause the Fund to incur penalties or trigger cross-default provisions under the terms of its debt agreements.

When the Fund makes distributions, the Fund will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits, recognized capital gain or capital. To the extent there is a return of capital, investors will be required to reduce their basis in the Fund’s Common Shares for U.S. federal income tax purposes, which may result in a higher tax liability when such Common Shares are sold, even if they have not increased in value or have lost value.

The Fund may have difficulty paying its required distributions if the Fund recognizes income before or without receiving cash representing such income.

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with contractual PIK interest or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as PIK interest. The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, the Fund may elect to amortize market discounts and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit its ability to deduct interest expenses for U.S. federal income tax purposes.

Because any original issue discount or other amounts accrued will be included in the Fund’s ICTI for the year of the accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise debt or additional equity capital or forego new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Because the Fund intends to distribute substantially all of its income to its shareholders to maintain its tax treatment as a RIC, the Fund will continue to need additional capital to finance its growth, and regulations governing its operation as a closed-end fund will affect the Fund’s ability to, and the way in which it, raises additional capital and make distributions.

In order to satisfy the requirements applicable to a RIC, and to avoid payment of U.S. federal excise tax, the Fund intends to distribute to its shareholders substantially all of its net ordinary income and net capital gain income except for certain net long-term capital gains recognized, some or all of which the Fund may retain, pay applicable U.S. federal income taxes with respect thereto and elect to treat as deemed distributions to its shareholders. As a closed-end fund, the Fund generally is required to meet a coverage ratio of total assets to total senior securities, which includes all of its borrowings and any preferred shares the Fund may issue, of at least 200%. This requirement limits the amount that the Fund may borrow and may prohibit it from making distributions. If the value of the Fund’s assets declines, the Fund may be unable to satisfy this test. If that happens, the Fund may be required to sell a portion of its investments or sell additional securities and, depending on the nature of its leverage, to repay a portion of its indebtedness at a time when such sales may be disadvantageous. In addition, issuance of additional securities could dilute the percentage ownership of the Fund’s current shareholders in the Fund.

While the Fund expects to be able to borrow and to issue debt and additional equity securities, the Fund cannot assure you that debt and equity financing will be available to it on favorable terms, or at all. If additional funds are not available to the Fund, the Fund could be forced to curtail or cease new investment activities, and its NAV could decline.

There may be withholding of U.S. federal income tax on dividends for non-U.S. shareholders

Distributions by a closed-end fund generally are treated as dividends for U.S. tax purposes, and will be subject to U.S. income or withholding tax unless the shareholder receiving the dividend qualifies for an exemption from U.S. tax, or the distribution is subject to one of the special look-through rules described below. Distributions paid out of net capital gains can qualify for a reduced rate of taxation in the hands of an individual U.S. shareholder, and an exemption from U.S. tax in the hands of a non-U.S. shareholder.

However, if reported by a RIC, dividend distributions by the RIC derived from certain interest income (such distributions, “interest-related dividends”) and certain net short-term capital gains (such distributions, “short-term capital gain dividends”) generally are exempt from U.S. withholding tax otherwise imposed on non-U.S. shareholders. Interest-related dividends are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain interest and original issue discount on obligations “in registered form” as well as interest on bank deposits earned by a RIC, less allocable deductions) from sources within the United States. Short-term capital gain dividends are dividends that are attributable to net short-term capital gains, other than short-term capital gains recognized on the disposition of U.S. real property interests, earned by a RIC. However, no assurance can be given as to whether any of the Fund’s distributions will be eligible for this exemption from U.S. withholding tax or, if eligible, will be reported as such by the Fund. Furthermore, in the case of the Fund’s Common Shares held through an intermediary, the intermediary may have withheld U.S. federal income tax even if the Fund reported the payment as an interest-related dividend or short-term capital gain dividend.

A failure of any portion of the Fund’s distributions to qualify for the exemption for interest-related dividends or short-term capital gain dividends would not affect the treatment of non-U.S. shareholders that qualify for an exemption from U.S. withholding tax on dividends by reason of their special status (for example, foreign government-related entities and certain pension funds resident in favorable treaty jurisdictions).

The Fund is highly dependent on information systems and systems failures could significantly disrupt its business, which may, in turn, negatively affect its liquidity, financial condition and results of operations.

The Fund’s business depends on the communications and information systems of Barings, its affiliates and the Fund’s or Barings’ third-party service providers. Any failure or interruption of those systems or services, including as a result of the termination or suspension of an agreement with any third-party service providers, could cause delays or other problems in the Fund’s or Barings’ business activities. The Fund’s or Barings’ financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond the Fund’s control and adversely affect its business. Among other things, there could be sudden electrical or telecommunications outages, natural disasters, disease pandemics, events arising from local or larger scale political or social matters and/or cyber-attacks, any one or more of which could have a material adverse effect on the Fund’s business, financial condition and operating results and negatively affect the market price of the Fund’s Common Shares.

The Fund is subject to risks associated with AI and machine learning technology.

Artificial intelligence (“AI”), including machine learning and similar tools and technologies that collect, aggregate, analyze or generate data or other materials, or collectively, AI, and its current and potential future applications including in the private investment and financial industries, as well as the legal and regulatory frameworks within which AI operates, continue to rapidly evolve.

Recent technological advances in AI pose risks to the Fund, the Adviser, and the Fund’s portfolio investments. The Fund and its portfolio investments could also be exposed to the risks of AI if third-party service providers or any counterparties, whether or not known to the Fund, also use AI in their business activities. The Fund and its portfolio investments may not be in a position to control the use of AI technology in third-party products or services.

Use of AI could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming part accessible by other third-party AI applications and users. While the Adviser does not currently use AI to make investment recommendations, the use of AI could also exacerbate or create new and unpredictable risks to the Fund’s business, the Adviser’s business, and the business of the Fund’s portfolio investments, including by potentially significantly disrupting the markets in which the Adviser’s and the Fund’s portfolio investments operate or subjecting the Fund, its portfolio investments and the Adviser to increased competition and regulation, which could materially and adversely affect business, financial condition or results of operations of the Fund, its portfolio investments and the Adviser. In addition, the use of AI by bad actors could heighten the sophistication and effectiveness of cyber and security attacks experienced by the Fund’s portfolio investments and the Adviser.

Independent of its context of use, AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that AI technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error-potentially materially so-and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI technology. To the extent that the Fund or its portfolio investments are exposed to the risks of AI use, any such inaccuracies or errors could have adverse impacts on the Fund or its investments.

AI technology and its applications, including in the private investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments.

The Fund’s business and operations may be negatively affected by securities litigation or shareholder activism, which could cause it to incur significant expense, hinder execution of its investment strategy and impact its Common Share price.

In the past, following periods of volatility in the market price of a company’s securities, securities class-action litigation has often been brought against that company. In addition, shareholder activism, which could take many forms or arise in a variety of situations, including making public demands that the Fund considers strategic alternatives, engaging in public campaigns to attempt to influence the Fund’s corporate governance and/or its management, and commencing proxy contests to attempt to elect the activists’ representatives or others to the Board, has increased in the closed-end funds space in recent years. Securities litigation and shareholder activism, including potential proxy contests, may result in substantial costs and divert management’s and the Board’s attention and resources from the Fund’s business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to the Fund’s future, adversely affect its relationships with service providers and make it more difficult for Barings to attract and retain qualified personnel. Also, the Fund may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, the Fund’s Common Share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

The Fund is currently operating in a period of capital markets disruption and economic uncertainty.

The success of the Fund’s activities is affected by general economic and market conditions, including, among others, interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and trade barriers. These factors could affect the level and volatility of securities prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. These factors also could adversely affect the availability or cost of the Fund’s leverage, which would result in lower returns. In addition, the U.S. capital markets have experienced volatility and disruption in recent years. Disruptions in the capital markets in the past have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets.

These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events have limited and could continue to limit the Fund’s investment originations, limit its ability to grow and have a material negative impact on its operating results and the fair values of its debt and equity investments.

The Fund might result in a high degree of portfolio turnover.

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and generate short-term capital gains taxable as ordinary income.

There are potential conflicts of interest, including the management of other investment funds and accounts by Barings, which could impact the Fund’s investment returns.

The potential for material conflicts of interest may exist as the members of the portfolio management team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Barings and/or an affiliate has an investment in one or more of such accounts. Barings has identified areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts. See “Conflicts of Interest.”

Risks Relating to the Fund’s Securities

Common shares of closed-end funds frequently trade at a discount to their NAV and may trade at premiums that may prove to be unsustainable.

Common shares of closed-end funds frequently trade at a discount from NAV, and may trade at premiums that may prove to be unsustainable. This characteristic of closed-end funds is separate and distinct from the risk that the Fund’s NAV per Common Share may decline. The Fund cannot predict whether its Common Shares will trade at, above or below NAV. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in NAV per share.

In addition, at times when the Fund’s Common Shares trades below NAV, the Fund will generally not be able to issue additional Common Shares at the market price without first obtaining the approval of its shareholders and its Independent Trustees. The Fund may, however, sell its Common Shares, or warrants, options or rights to acquire its Common Shares, at a price below the current NAV per Common Share if the Fund’s Board determines that such sale is in the Fund’s best interests and the best interests of the Fund’s shareholders, and the Fund’s shareholders approve such sale. Any such sale would be dilutive to the NAV per Common Share. In any such case, the price at which the Fund’s securities are to be issued and sold may not be less than a price that, in the determination of the Fund’s Board, closely approximates the market value of such securities (less any commission or discount). If the Fund’s Common Shares trade at a discount to NAV, this restriction could adversely affect the Fund’s ability to raise capital.

Investing in the Fund’s securities may involve an above average degree of risk.

The investments the Fund makes in accordance with its investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. The Fund’s investments in portfolio investments may be highly speculative, and therefore, an investment in its shares may not be suitable for someone with lower risk tolerance.

The market price of the Fund’s securities may be volatile and fluctuate significantly.

Fluctuations in the trading prices of the Fund’s Common Shares may adversely affect the liquidity of the trading market for the Common Shares and, if the Fund seeks to raise capital through future equity financings, its ability to raise such equity capital. The market price and liquidity of the market for the Fund’s securities may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to its operating performance. These factors include:

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significant volatility in the market price and trading volume of securities of closed-end funds or other companies in the Fund’s sector, which are not necessarily related to the operating performance of these companies;

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changes in regulatory policies or tax guidelines, particularly with respect to RICs or closed-end funds;

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inability to obtain certain exemptive relief from the SEC;

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loss of RIC tax treatment;

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changes in earnings or variations in operating results;

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changes in the value of the Fund’s portfolio of investments;

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any shortfall in investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

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conversion features of subscription rights, warrants or convertible debt;

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loss of a major funding source;

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fluctuations in interest rates;

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the operating performance of companies comparable to the Fund;

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departure of Barings’ or any of its affiliates’ key personnel;

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proposed, or completed, offerings of the Fund’s securities, including classes other than the Fund’s Common Shares;

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global or national credit market changes; and

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general economic trends and other external factors.

The market for any security is subject to volatility. The loans and securities purchased by the Fund and issued by the Fund are no exception to this fundamental investment truism that prices will fluctuate.

Sales of substantial amounts of the Fund’s Common Shares in the public market may have an adverse effect on the market price of its Common Shares.

Sales of substantial amounts of the Fund’s Common Shares, or the availability of such Common Shares for sale, could adversely affect the prevailing market prices for its Common Shares. If this occurs and continues, it could impair the Fund’s ability to raise additional capital through the sale of securities should the Fund desire to do so.

If the Fund sells Common Shares at a discount to its NAV per share, shareholders will experience immediate dilution in an amount that may be material.

Any sale of Common Shares at a price below NAV would result in an immediate dilution to existing common shareholders. During periods of time in which the Fund has authority from shareholders to issue Common Shares at a price below NAV, such Common Shares could be issued at a price that is substantially below the NAV per share, and the resulting dilution could be substantial. This dilution would include reduction in the NAV per Common Share as a result of the issuance of Common Shares at a price below the NAV per Common Share and a proportionately greater decrease in a shareholder’s interest in the earnings and assets of the Fund and voting interest in the Fund than the increase in the assets, potential earnings and voting interests of the Fund resulting from such issuance. In addition, such issuances or sales may adversely affect the price at which the Fund’s Common Shares trades.

Shareholders will experience dilution if they do not participate in the Fund’s DRIP.

All distributions declared in cash payable to shareholders that are participants in the Fund’s DRIP are automatically reinvested (net of applicable withholding tax) in Common Shares. As a result, shareholders that do not participate in the DRIP will experience dilution in their ownership percentage of Common Shares over time.

Shareholders’ interest in the Fund may be diluted if they do not fully exercise their subscription rights in any rights offering.

In the event the Fund issues subscription rights to purchase Common Shares to existing shareholders, shareholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case if they fully exercised their rights. The Fund cannot state precisely the amount of any such dilution in share ownership because it does not know at this time what proportion of the Common Shares will be purchased as a result of the offer.

In addition, if the subscription price is less than the Fund’s NAV per Common Share, then shareholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offer. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of the rights offering or what proportion of the Common Shares will be purchased as a result of the offer. Such dilution could be substantial.

Anti-takeover and other provisions in the Fund’s Declaration of Trust could deter takeover attempts and have an adverse impact on the price of the Fund’s Common Shares.

The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions in the Declaration of Trust could have the effect of depriving the common shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares, and may, in certain circumstances, give rise to a conflict of interest between the Adviser and/or the Sub-Adviser, on the one hand, and the common shareholders, on the other hand.

If the Fund issues preferred shares and/or debt securities, the NAV and market value of the Fund’s Common Shares may become more volatile.

The Fund cannot assure you that the issuance of preferred shares and/or debt securities would result in a higher yield or return to the holders of the Fund’s Common Shares. The issuance of preferred shares and/or debt securities would likely cause the NAV and market value of the Fund’s Common Shares to become more volatile. If the dividend rate on the preferred shares, or the interest rate on the debt securities, were to approach the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the Fund’s Common Shares would be reduced. If the dividend rate on the preferred shares, or the interest rate on the debt securities, were to exceed the net rate of return on the Fund’s portfolio, the use of leverage would result in a lower rate of return to the holders of Common Shares than if the Fund had not issued the preferred shares or debt securities. Any decline in the NAV of the Fund’s investment would be borne entirely by the holders of its Common Shares. Therefore, if the market value of the Fund’s portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of the Fund’s Common Shares than if the Fund were not leveraged through the issuance of preferred shares or debt securities. This decline in NAV would also tend to cause a greater decline in the market price for the Fund’s Common Shares.

There is also a risk that, in the event of a sharp decline in the value of the Fund’s net assets, the Fund would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred shares and/or debt securities or of a downgrade in the ratings of the preferred shares and/or debt securities or the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares or the interest payments on the debt securities. In order to counteract such an event, the Fund might need to liquidate investments in order to fund redemption of some or all of the preferred shares and/or debt securities. In addition, the Fund would pay (and the holders of its Common Shares would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares and/or debt securities. Holders of preferred shares and/or debt securities may have different interests than holders of Common Shares and may at times have disproportionate influence over the Fund’s affairs.

There is a risk that investors in the Fund’s Common Shares may not receive a specified level of dividends or that the Fund’s dividends may not grow over time and that investors in any debt securities the Fund may issue may not receive all of the interest income to which they are entitled.

The Fund intends to make distributions on a monthly basis to its shareholders out of assets legally available for distribution. The Fund cannot assure you that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. If the Fund declares a dividend and if more shareholders opt to receive cash distributions rather than participate in its DRIP, the Fund may be forced to sell some of its investments in order to make cash dividend payments.

In addition, due to the asset coverage and NAV tests applicable to the Fund as a closed-end fund and under covenants under any of its financing agreements, the Fund may be limited in its ability to make distributions. Further, if the Fund invests a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.

Future offerings of debt securities, which would be senior to the Fund’s Common Shares upon liquidation, or equity securities, which could dilute the Fund’s existing shareholders and may be senior to the Fund’s Common Shares for the purposes of distributions, may harm the value of the Fund’s Common Shares.

In the future, the Fund may attempt to increase its capital resources by making offerings of additional debt securities or additional equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred shares or Common Shares subject to the restrictions of the 1940 Act. Upon a liquidation of the Fund, holders of the Fund’s debt securities and preferred shares and lenders with respect to other borrowings would receive a distribution of its available assets prior to the holders of its Common Shares. Additional equity offerings by the Fund may dilute the holdings of its existing shareholders or reduce the value of its Common Shares, or both. Any preferred shares the Fund may issue would have a preference on distributions that could limit its ability to make distributions to the holders of its Common Shares. Because the Fund’s decision to issue securities in any future offering will depend on market conditions and other factors beyond its control, the Fund cannot predict or estimate the amount, timing or nature of its future offerings. Thus, the Fund’s shareholders bear the risk of the Fund’s future offerings reducing the market price of its Common Shares and diluting their holdings in the Fund. In addition, proceeds from a sale of Common Shares will likely be used to increase the Fund’s total assets or to pay down its borrowings, among other uses. This would increase the Fund’s asset coverage ratio and permit the Fund to incur additional leverage under rules pertaining to closed-end funds by increasing its borrowings or issuing senior securities such as preferred shares or debt securities.

You may have a current tax liability on distributions reinvested in the Fund’s Common Shares pursuant to its DRIP or otherwise but would not receive cash from such distributions to pay such tax liability.

If you participate in the Fund’s DRIP, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in the Fund’s Common Shares to the extent the amount reinvested was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of the Fund’s Common Shares received from the distribution.

In addition, in order to satisfy the annual distribution requirement applicable to RICs, the Fund has the ability to declare a large portion of a dividend in the Common Shares instead of in cash. As long as a portion of such dividend is paid in cash (which portion may be as low as 20% of the declared dividend) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a shareholder generally would be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the shareholder in the same manner as a cash dividend, even though most of the dividend was paid in the Fund’s Common Shares. The Fund currently does not intend to pay dividends in the Common Shares other than in connection with its DRIP.

A downgrade, suspension or withdrawal of the credit rating, if any, assigned by a rating agency to the Fund, or change in the debt markets could cause the liquidity or market value of the Fund’s securities to decline significantly.

The Fund’s credit ratings are an assessment by rating agencies of its ability to pay its debts when due. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Fund undertakes no obligation to maintain its credit ratings, except as may be required under the terms of any applicable indenture or other governing document. There can be no assurance that its credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agency if in their judgment future circumstances relating to the basis of the credit ratings, such as adverse changes in the Fund’s business or operations, so warrant. Any downgrades to the Fund could increase its cost of capital or otherwise have a negative effect on its results of operations and financial condition.

General Risk Factors

Global capital markets could enter a period of severe disruption and instability or an economic recession. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the United States and around the world and could impair the Fund’s portfolio investments and harm its operating results.

The U.S. and global capital markets have from time to time experienced periods of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market, the failure of major financial institutions and general volatility in the financial markets. During these periods of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future.

Market conditions may in the future make it difficult to extend the maturity of or refinance the Fund’s existing indebtedness and any failure to do so could have a material adverse effect on the Fund’s business. If the Fund is unable to raise or refinance debt, then the Fund’s equity investors may not benefit from the potential for increased returns on equity resulting from leverage and the Fund may be limited in its ability to make new commitments or to fund existing commitments to its portfolio investments.

Given the volatility and dislocation that the capital markets have historically experienced, many funds have faced, and may in the future face, a challenging environment in which to raise capital. The Fund may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption or instability in the global financial markets or deteriorations in credit and financing conditions may cause the Fund to reduce the volume of the loans the Fund originates and/or funds, which may adversely affect the value of the Fund’s portfolio investments or otherwise have a material adverse effect on its business, financial condition, results of operations and cash flows. In addition, significant changes in the capital markets, including instances of extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of the Fund’s investments and on the potential for liquidity events involving its investments. The Fund monitors developments and seeks to manage its investments in a manner consistent with achieving its investment objective, but there can be no assurance that the Fund will be successful in doing so, and the Fund may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.

An inability to raise capital, and any required sale of the Fund’s investments for liquidity purposes, could have a material adverse impact on the Fund’s business, financial condition or results of operations. The debt capital that will be available to the Fund in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what the Fund currently experiences, including being at a higher cost in rising rate environments. If the Fund is unable to raise or refinance debt, then its equity investors may not benefit from the potential for increased returns on equity resulting from leverage and the Fund may be limited in its ability to make new commitments or to fund existing commitments to its portfolio investments. In addition, equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a closed-end fund, the Fund is generally not able to issue additional Common Shares at a price less than NAV without first obtaining approval for such issuance from its shareholders and its Independent Trustees.

Many of the portfolio investments in which the Fund makes investments may be susceptible to economic slowdowns or recessions and may be unable to repay the loans the Fund made to them during these periods. Therefore, the Fund’s non-performing assets may increase and the value of its portfolio may decrease during these periods as the Fund is required to record the Fund’s investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase the Fund’s and its portfolio investments’ funding costs, limit the Fund’s and its portfolio investments’ access to the capital markets or result in a decision by lenders not to extend credit to the Fund or its portfolio investments. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio investment’s ability to meet its obligations under the debt that the Fund holds. The Fund may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio investment. In addition, if one of the Fund’s portfolio investments were to go bankrupt, depending on the facts and circumstances, including the extent to which the Fund will actually provide significant managerial assistance to that portfolio investment, a bankruptcy court might subordinate all or a portion of the Fund’s claim to that of other creditors.

Terrorist attacks, acts of war, national disasters, outbreaks or pandemics may affect any market for the Fund’s securities, impact the businesses in which the Fund invests and harm its business, operating results and financial condition.

Terrorist acts, acts of war, national disasters, or public health crises (such as outbreaks or pandemics) may disrupt the Fund’s operations, as well as the operations of the businesses in which the Fund invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19.

Geopolitical conflicts, and resulting market volatility, could also adversely affect the Fund’s business, operating results, and financial condition. The extent and duration or escalation of such conflicts, resulting sanctions and future market disruptions are impossible to predict, but could be significant. Any disruptions resulting from such conflicts and any future conflict (including cyberattacks, espionage or the use or threatened use of nuclear weapons) or resulting from actual or threatened responses to such actions could cause disruptions to any of the Fund’s portfolio investments located in affected regions or that have substantial business relationships with companies in affected regions. It is not possible to predict the duration or extent of longer-term consequences of these conflicts, which could include further sanctions, retaliatory and escalating measures, embargoes, regional instability, geopolitical shifts and adverse effects on or involving macroeconomic conditions, the energy sector, supply chains, inflation, security conditions, currency exchange rates and financial markets around the globe. Any such market disruptions could affect the Fund’s portfolio investments’ operations and, as a result, could have a material effect on the Fund’s business, financial condition and results of operations.

The extent to which any disease outbreaks or health pandemics may negatively affect the Fund’s and its portfolio investments’ operating results, or the duration of any potential business or supply chain disruption, is uncertain. These potential impacts, while uncertain, could adversely affect the Fund’s operating results and the operating results of the portfolio investments in which the Fund invests. There is a risk that any future disease outbreaks or health pandemics (including a recurrence of COVID-19) would impact the Fund’s ability to achieve its investment objectives. Further, if a future pandemic occurs during a period when the Fund’s investments are maturing, the Fund may not be able to realize its investments within the Fund’s term, or at all. In addition, future terrorist activities, military or security operations, natural disasters, disease outbreaks, pandemics or other similar events could weaken the domestic/global economies and create additional uncertainties, which may negatively impact the Fund’s portfolio investments and, in turn, could have a material effect on the Fund’s business, operating results and financial condition.

The Fund is subject to risks related to corporate social responsibility.

The Fund’s business faces increasing public scrutiny related to corporate social responsibility activities. The Fund risks damage to its brand and reputation if the Fund fails to act responsibly in a number of areas, such as environmental stewardship, corporate governance and transparency and the consideration of corporate social responsibility factors in the Fund’s investment processes. Adverse incidents with respect to corporate social responsibility activities could impact the value of the Fund’s brand, the cost of its operations and relationships with investors, all of which could adversely affect its business and results of operations. At the same time, different stakeholder groups have divergent views on corporate social responsibility matters, which increases the risk that any action or lack thereof with respect to corporate social responsibility matters will be perceived negatively by at least some stakeholders and may adversely impact the Fund’s reputation and business. If the Fund does not successfully manage corporate social responsibility-related expectations across these varied stakeholder interests, it could erode stakeholder trust, impact the Fund’s reputation and constrain the Fund’s business.

The Fund may experience fluctuations in its performance.

The Fund could experience fluctuations in its performance due to a number of factors, including its ability or inability to make investments in companies that meet its investment criteria, the interest rate payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Economic recessions or downturns could impair the Fund’s portfolio investments and harm its operating results.

Many of the Fund’s portfolio investments may be susceptible to economic downturns or recessions and may be unable to repay its loans or meet other obligations during these periods. Therefore, during these periods the Fund’s non-performing assets may increase and the value of these assets may decrease. Adverse economic conditions may also decrease the value of collateral securing some of the Fund’s loans and the value of its debt and equity investments. Economic slowdowns or recessions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase the Fund’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could prevent the Fund from increasing investments and harm its operating results.

A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize the Fund’s portfolio investment’s ability to meet its obligations under the debt securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio investment. In addition, if one of the Fund’s portfolio investments were to go bankrupt, even though the Fund may have structured its interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to that portfolio investment, a bankruptcy court might recharacterize the Fund’s debt or equity holding and subordinate all or a portion of its claim to those of other creditors.

Changes to U.S. tariff and import/export regulations may have a negative effect on the Fund’s portfolio investments and, in turn, harm the Fund.

The U.S. government has indicated its intent, made proposals and taken actions to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, existing bilateral or multi-lateral trade agreements and treaties with foreign countries. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. These developments, or the perception that more of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict the Fund’s portfolio investments’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Fund.

There is uncertainty as to further actions that may be taken under the current U.S. presidential administration with respect to U.S. trade policy. Further governmental actions related to the imposition of tariffs or other trade barriers, or changes to international trade agreements or policies, could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio investments and adversely affect the revenues and profitability of companies whose businesses rely on goods imported from outside of the United States.

Changes in laws or regulations governing the Fund’s operations may adversely affect its business or cause the Fund to alter its business strategy.

The Fund, its subsidiaries and its portfolio investments are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments the Fund is permitted to make, any of which could harm the Fund and its shareholders, potentially with retroactive effect. Additionally, new regulatory initiatives related to environmental, social and corporate governance could adversely affect the Fund’s business.

Additionally, any changes to the laws and regulations governing the Fund’s operations relating to permitted investments may cause the Fund to alter its investment strategy in order to avail it of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in the Fund’s investment focus shifting from the areas of expertise of its management team to other types of investments in which its management team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s results of operations and the value of your investment.

The Fund, the Adviser, and the Fund’s portfolio investments may maintain cash balances at financial institutions that exceed federally insured limits and may otherwise be materially affected by adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults or non-performance by financial institutions or transactional counterparties.

The Fund’s cash and its Adviser’s cash is held in accounts at U.S. banking institutions that the Fund believes are of high quality. Cash held by the Fund, its Adviser and by its portfolio investments in non-interest-bearing and interest-bearing operating accounts may exceed the FDIC insurance limits. If such banking institutions were to fail, the Fund, its Adviser, or the Fund’s portfolio investments could lose all or a portion of those amounts held in excess of such insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect the Fund’s, its Adviser’s and the Fund’s portfolio investments’ business, financial condition, results of operations, or prospects.

Although the Fund and its Adviser assess the Fund’s and its portfolio investments’ banking relationships as the Fund believes necessary or appropriate, the Fund’s and its portfolio investments’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize the Fund’s respective current and projected future business operations could be significantly impaired by factors that affect the Fund, its Adviser or its portfolio investments, the financial institutions with which the Fund, its Adviser or the Fund’s portfolio investments have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which the Fund, its Adviser or the Fund’s portfolio investments have financial or business relationships, but could also include factors involving financial markets or the financial services industry generally.

In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for the Fund, its Adviser, or its portfolio investments to acquire financing on acceptable terms or at all.

USE OF PROCEEDS

Unless otherwise specified in the applicable prospectus supplement, the Fund intends to use the proceeds from the sale of its securities by the Fund pursuant to this prospectus to acquire investments in accordance with the Fund’s investment objectives and strategies described in this prospectus, to make distributions to the Fund’s shareholders and for general working capital purposes. In addition, the Fund may also use all or a portion of the net proceeds from the sale of its securities by the Fund to repay any preferred shares or outstanding indebtedness at the time of the offering, including any borrowings from the BNP Credit Facility. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as described in this prospectus. The Fund currently anticipates that it will generally take up to three months and potentially less after the completion of any offering of securities by it to invest substantially all of the net proceeds of the offering in the Fund’s targeted investments. The Fund cannot assure you it will achieve its targeted investment pace, which may negatively impact the Fund’s returns. Pending such investment, it is anticipated that the proceeds will be invested in cash, cash equivalents, U.S. government securities and short-term fixed income instruments. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objectives and strategies, assets invested in these instruments would earn interest income at a modest rate, which may not exceed the Fund’s expenses during this period. To the extent that the net proceeds from an offering have not been fully invested in accordance with the Fund’s investment objectives and strategies prior to the next payment of a distribution to its shareholders, a portion of the proceeds may be used to pay such distribution and may represent a return of capital.

SENIOR SECURITIES

The following table sets forth certain information regarding the Fund’s senior securities as of the end of each of the Fund’s last ten fiscal years. The Fund’s senior securities during this time period are comprised of the BNP Credit Facility, which constitute a “senior security” as defined in the 1940 Act. The Fund’s audited financial statements for the fiscal year ended December 31, 2025, including the report of KPMG LLP, the Fund’s independent registered accounting firm, thereon and accompanying notes thereto, are included in the Fund’s most recent annual report to shareholders. You may also request a free copy of the report by calling 1-866-699-1516, by writing to the Fund or visiting the Fund’s website (www.Barings.com/bgh).

Fiscal Year Ended(1)	Total Amount Outstanding(2)	Asset Coverage Per $1,000(3)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit (Exclude Bank Loans)(4)
BNP Credit Facility
December 31, 2025	$137,500,000	$3,204	-	N/A
December 31, 2024	$144,500,000	$3,193	-	N/A
December 31, 2023	$109,500,000	$3,785	-	N/A
December 31, 2022	$108,500,000	$3,636	-	N/A
December 31, 2021	$132,500,000	$3,707	-	N/A
December 31, 2020	$135,950,000	$3,461	-	N/A
December 31, 2019	$147,200,000	$3,498	-	N/A
December 31, 2018	$157,200,000	$3,333	-	N/A
December 31, 2017	$150,200,000	$3,782	-	N/A
December 31, 2016	$141,900,000	$3,950	-	N/A

(1)
The information in the senior securities table for the years ended December 31, 2024 and 2025 was audited by KPMG LLP and their report thereon is filed as an exhibit herewith.

(2)
The total amount of each class of senior securities outstanding for the years ended December 31, 2021, 2022 and 2023 were derived from, and should be read in conjunction with, the Fund’s audited financial statements.

(3)
Calculated by subtracting the Fund’s total liabilities (not including bank borrowings) from the Fund’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

(4)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “-” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(5)
Not applicable because the senior securities are not registered for public trading.

PRICE RANGE OF COMMON SHARES

The Common Shares began trading on October 26, 2012 and are currently traded on the NYSE under the symbol “BGH.” The following table lists the high and low closing sale price for the Common Shares, the high and low closing sale price as a percentage of NAV and distributions declared per Common Share for each quarter since January 1, 2024.

Period	NAV(1)			Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions Declared(3)

		Closing Sales
		Price
		High	Low
Fiscal year ended December 31, 2024
First Quarter	$15.68	$14.43	$13.44	(7.96)%	(14.28)%	$0.3168
Second Quarter	$15.72	$14.63	$13.74	(6.93)%	(12.60)%	$0.3168
Third Quarter	$16.12	$15.38	$14.45	(4.57)%	(10.34)%	$0.5168
Fourth Quarter	$15.80	$16.24	$15.15	2.78%	(4.11)%	$0.3502
Fiscal year ended December 31, 2025
First Quarter	$15.58	$16.01	$15.12	2.77%	(2.94)%	$0.3669
Second Quarter	$15.73	$15.40	$13.42	(2.10)%	(14.69)%	$0.3669
Third Quarter	$15.68	$16.80	$15.39	7.13%	(1.86)%	$0.6079
Fourth Quarter	$15.23	$15.65	$14.66	2.76%	(3.74)%	$0.3669
Fiscal year ending December 31, 2026
First Quarter	$14.64	$15.23	$13.19	3.87%	(9.90)%	$0.3669
Second Quarter	$14.89	$14.48	$13.39	(2.75)%	(10.07)%	$0.3669
Third Quarter (through August [3], 2026)	*	$14.41	$13.97	*	*	$0.1223

(1)
NAV per Common Share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per Common Share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)
Calculated as of the respective high or low closing sales price divided by the quarter end NAV.

(3)
Represents the cash distributions (including dividends, dividends reinvested and returns of capital, if any) per Common Share that the Fund has declared on the Common Shares in the specified quarter. Tax characteristics of distributions will vary.

Common Shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that the Common Shares will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that the Fund’s NAV will decrease. It is not possible to predict whether the Common Shares will trade at, above or below NAV in the future. The closing sales price for the Common Shares on the NYSE on July 31, 2026 was $14.03. As of June 26, 2026, there were 12,378 shareholders of record of the Fund’s Common Shares (which does not reflect holders whose shares are held in street name by a broker, bank or other nominee).

THE ADVISER, THE SUB-ADVISER, AND THE ADMINISTRATOR

The Board of Trustees is responsible for the overall management and supervision of the Fund’s business and affairs, including the appointment of any advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, the Board of Trustees has appointed the Adviser as the Fund’s investment adviser.

The Adviser

The Adviser was formed as a Delaware limited liability company on March 5, 2004 and is registered as an investment adviser with the SEC. The Adviser is a wholly-owned subsidiary of MassMutual, is a leading global asset management firm, and is registered with the SEC as an investment adviser under the Advisers Act. Barings’ core areas of expertise are public and private fixed income, real estate, and capital solutions.

In addition to managing the Fund’s investments, the Adviser’s affiliates and the members of the Investment Team manage investment accounts for other clients, including pooled investment vehicles. Many of these accounts pursue an investment strategy that substantially or partially overlaps with the strategy that the Fund intends to pursue. See “Conflicts of Interest.”

The Sub-Adviser

BIIL is an investment adviser registered with the SEC in the United States and the Financial Conduct Authority in the United Kingdom with its principal office located in London, England. BIIL is a wholly-owned subsidiary of Barings LLC and will serve as the Fund’s sub-adviser. Subject to the supervision of the Adviser and the Board of Trustees, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund.

Portfolio Managers

Craig Abouchar, Sean Feeley, Scott Roth, Chris Sawyer and Adam Schauer serve as the Fund’s portfolio managers and are primarily responsible for the Fund’s day-to-day investment management and the implementation of the Fund’s investment strategy and process.

Biographical information regarding the portfolio managers is as follows:

Craig Abouchar, CFA. Mr. Abouchar is a member of Barings’ European High Yield Investments Group and the European High Yield Investment Committee. He is a lead portfolio manager for the firm’s European High Yield Bond business, and he is responsible for the portfolio management of numerous strategies. Mr. Abouchar has worked in the industry since 1994 and his experience has encompassed a focus on below-investment-grade assets across all investment types and geographic markets. Prior to joining the firm in 2016, he was Co-CEO, Europe of Castle Hill Asset Management. Prior to Castle Hill, Mr. Abouchar was a portfolio manager at Ignis Investment Management. He was also previously the chairman of the board of directors for the European High Yield Association. Mr. Abouchar holds a B.B.A. in Finance from Emory University, an M.B.A. in Finance and International Business from Columbia University and is a member of the CFA Institute.

Sean Feeley, CFA. Mr. Feeley is a portfolio manager for Barings’ U.S. High Yield Investment Group. He is also a member of the firm’s U.S. High Yield Investment Committee and the Global High Yield Allocation Committee. Mr. Feeley is responsible for the portfolio management of various high yield bond total return strategies. Mr. Feeley has worked in the industry since 1996 and his experience has encompassed the credit market across a variety of industries. Prior to joining the firm in 2003, he worked at Cigna Investment Management in project finance and at Credit Suisse, where he worked in the leveraged finance group. Mr. Feeley holds a B.S. in Accounting from Canisius College (magna cum laude) and an M.B.A. from Cornell University. He is a Certified Public Accountant (inactive) and member of the CFA Institute.

Scott Roth, CFA. Mr. Roth serves as head of Global High Yield at Barings, and is responsible for the firm’s high yield bond, senior secured loans and multi-asset credit total return strategies. Mr. Roth is also the Chair of the Global High Yield Allocation Committee and U.S. High Yield Investment Committee, as well as a portfolio manager for various high yield bond and multi-asset credit portfolios. He has worked in the industry since 1993 and his experience has encompassed fund management, underwriting, leveraged loans and high yield. Prior to joining the firm in 2002, Mr. Roth was a vice president at Webster Bank and was a high yield analyst at Tower Square Capital Management. He also served as an underwriter at Chubb Insurance Company. Mr. Roth holds a B.B.A. from Western Michigan University, an M.B.A. from the Ross School of Business at University of Michigan and is a member of the CFA Institute.

Chris Sawyer. Mr. Sawyer is Head of Barings’ European High Yield Investments Group, as well as Chair of the firm’s European High Yield Investment Committee and member of the Global High Yield Allocation Committee. Mr. Sawyer is responsible for the portfolio management of several loan, high yield bond and multi-credit strategies. He has worked in the industry since 2005. Prior to joining the trading team in 2008, he was a member of the portfolio monitoring team where he was responsible for the ongoing credit analysis of individual portfolio assets. Mr. Sawyer holds a B.Sc. in Economics and Business Finance from Brunel University.

Adam Schauer. Mr. Schauer is a member of Barings’ U.S. High Yield Investments Group and is responsible for the portfolio management of various U.S., global and ESG-focused strategies. Additionally, Mr. Schauer has an active role leading the development of ESG investment capabilities for the Global High Yield team. Previously, he was the Head of Client Portfolio Management for the Global High Yield Investments Group and was responsible for new product development, marketing and servicing existing high yield strategies. Mr. Schauer has worked in the industry since 2007. Prior to joining the firm in 2009, he served as an Investment Banking Analyst at Edgeview Partners focusing on merger and acquisition advisory services across a broad range of industries. Mr. Schauer holds a B.S.B.A. from the University of North Carolina at Chapel Hill with a concentration in Finance.

Securities Owned in the Fund by the Portfolio Managers. The table below sets forth the dollar range of the value of the Common Shares that are owned beneficially by each portfolio manager as of December 31, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Craig Abouchar	None
Sean Feeley	$100,001-$500,000
Scott Roth	$10,001-$50,000
Chris Sawyer	None
Adam Schauer	$100,001-$500,000

(1)
Reflects intended ownership in connection with this offering. Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; or over $1,000,000.

Other Accounts Managed

The portfolio managers also manage other registered investment companies, other pooled investment vehicles and Other Accounts, as indicated below. The following table identifies: (i) the number of other registered investment companies, pooled investment vehicles and Other Accounts managed by each portfolio manager as of December 31, 2025; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance as of December 31, 2025.

Name of Investment Team Member	Type of Accounts	Total No. of Other Accounts Managed	Total Assets of Accounts (in millions)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)(2)
Craig Abouchar	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	7	$8,777	0	N/A
	Other Accounts	16	$4,105	0	N/A
Sean Feeley	Registered Investment Companies	10	$5,271	0	N/A
	Other Pooled Investment Vehicles	6	$4,860	0	N/A
	Other Accounts	21	$4,174	0	N/A
Scott Roth	Registered Investment Companies	4	$1,107	0	N/A
	Other Pooled Investment Vehicles	17	$10,178	0	N/A
	Other Accounts	25	$6,725	0	N/A
Chris Sawyer	Registered Investment Companies	2	$262	0	N/A
	Other Pooled Investment Vehicles	15	$12,530	0	N/A
	Other Accounts	15	$3,230	0	N/A
Adam Schauer	Registered Investment Companies	1	$445	0	N/A
	Other Pooled Investment Vehicles	8	$1,340	0	N/A
	Other Accounts	6	$1,327	0	N/A

(1)
Total Assets as defined by Barings.

(2)
Represents the assets under management of the accounts managed that have the potential to generate fees in addition to the Management Fee based on total assets.

Investment Advisory Agreement; Sub-Advisory Agreement

Pursuant to the Investment Advisory Agreement, Barings manages the Fund’s day-to-day operations and provides the Fund with investment advisory services. Among other things, Barings (i) supervises the investment activities of the Fund, including advising and consulting with the Board as the Board may reasonably request; (ii) continuously manages the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; (iii) determines the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions, including the placing of purchase and sale orders on behalf of the Fund, as necessary or appropriate; (iv) furnishes offices, facilities and equipment to the Fund to the extent necessary for the management of the Fund; and (v) render periodic reports to the Board as the Board may reasonably request regarding the Fund’s investment program and the services provided by Barings hereunder.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Barings and any sub-adviser appointed pursuant to the Investment Advisory Agreement (collectively, the “IA Indemnified Parties”) are entitled to indemnification from the Fund for any damages, liabilities, costs, demands, charges, claims and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the IA Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of any actions or omissions or otherwise based upon the performance of any of Barings’ duties or obligations under the Investment Advisory Agreement or otherwise as the Fund’s investment adviser. Barings’ services under the Investment Advisory Agreement are not exclusive, and Barings is generally free to furnish similar services to other entities so long as its performance under the Investment Advisory Agreement is not adversely affected.

The Adviser has retained its indirect, wholly-owned subsidiary, BIIL, as a sub-adviser to manage a portion of the Fund’s investments. BIIL is an investment adviser registered with the SEC in the United States and the Financial Conduct Authority in the United Kingdom with its principal office located in London, England.

Duration and Termination of the Investment Advisory Agreement. The Investment Advisory Agreement was most recently approved on August 6, 2025 by the Board, including a majority of the Independent Trustees of the Fund or Barings, for a one-year term ending on September 1, 2026. Thereafter, it will continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Independent Trustees of the Fund or Barings. A discussion regarding the basis for the approval of the renewal of the Investment Advisory Agreement by the Board is available in the Fund’s annual report for the year ended December 31, 2025. The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, (i) by the vote of a majority of the outstanding voting securities of the Fund or (ii) by the vote of the Board, or (iii) by the Adviser. The Investment Advisory Agreement will automatically terminate in the event of its “assignment” (as such term is defined under the 1940 Act). Independent Trustees are not “interested persons” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by the Board.

Duration and Termination of the Sub-Advisory Agreement. The Sub-Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees of the Fund or Barings, on August 6, 2025, for a one-year term ending on September 1, 2026. Thereafter, it will continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Independent Trustees of the Fund or BIIL. A discussion regarding the basis for the approval of the renewal of the Sub-Advisory Agreement by the Board is available in the Fund’s annual report for the year ended December 31, 2025. The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, (i) by the vote of a majority of the outstanding voting securities of the Fund or (ii) by the vote of the Board, or (iii) by the Adviser. The Sub-Advisory Agreement will automatically terminate in the event of its “assignment” (as such term is defined under the 1940 Act). Independent Trustees are not “interested persons” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by the Board.

Management Fee. The Management Fee is calculated at an annual rate of 0.85% of the Fund’s average daily Managed Assets. Managed Assets are the Fund’s total assets (including assets attributable to the Fund’s use of leverage) minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The Management Fees for any partial month or quarter will be appropriately pro-rated. BIIL is paid a sub-advisory fee at the rate of 35% of the net advisory fee paid by the Fund to the Adviser.

Payment of Expenses. All investment professionals of the Adviser, BIIL and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. In addition to the Management Fee, the Fund pays all of its expenses, including, among others, legal fees and expenses of counsel to the Fund and to the Fund’s Independent Trustees; insurance, including trustees and officers insurance and errors and omissions insurance; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, Administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations and secondary market services; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the DRIP (except for brokerage expenses paid by participants in such plan); compensation and expenses of trustees; costs of stationery; any litigation expenses; and costs of shareholder, Board and other meetings.

The Administrator and the Administration Agreement

Under the terms of the Administration Agreement, the Administrator performs (or oversees, or arranges for, the performance of) the administrative services necessary for the Fund’s operation, including, but not limited to, office facilities, equipment, clerical, bookkeeping and record-keeping services at such office facilities and such other services as the Administrator, subject to review by the Board, from time to time, determines to be necessary or useful to perform its obligations under the Administration Agreement. The Administrator also, on the Fund’s behalf and subject to oversight by the Board, arranges for the services of, and oversees, custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, valuation experts, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable.

The Fund has agreed to pay the Administrator a fee payable at the end of each calendar month, at an annual rate of 0.075% of the Fund’s average daily Managed Assets. The Fund will also reimburse the Administrator for out-of-pocket expenses that are reasonably incurred by the Administrator in performing its duties under the Administration Agreement.

Duration and Termination of the Administration Agreement. The Administration Agreement was most recently approved on August 6, 2025 by the Board, including a majority of the Independent Trustees of the Fund or Barings, for a one-year term. Thereafter, it will continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of the Board, including a majority of the Independent Trustees. The Administration Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board, or by the Administrator, upon 60 days’ written notice to the other party. The Administration Agreement may not be assigned by a party without the consent of the other party.

MANAGEMENT

The Fund’s Board of Trustees is responsible for the overall management and supervision of the Fund’s business and affairs, including the appointment of advisers and sub-advisers. The Fund’s trustees may appoint officers who assist in managing its day-to-day affairs.

The Board of Trustees

The Board of Trustees currently consists of four members, three of whom are not “interested persons” (as defined in the 1940 Act). The Fund refers to these trustees as its “Independent Trustees.”

Under the Fund’s Declaration of Trust and Bylaws, its Board of Trustees is divided into three classes with staggered three-year terms. The term of only one of the three classes expires at each annual meeting of the Fund’s shareholders. The classification of the Fund’s Board of Trustees across staggered terms may prevent replacement of a majority of the trustees for up to a two-year period.

Duties of Trustees; Meetings and Committees

Under the Fund’s Declaration of Trust, its Board of Trustees is responsible for managing its affairs, including the appointment of advisers and sub-advisers. The Board of Trustees appoints officers who assist in managing the Fund’s day-to-day affairs.

The Board of Trustees has appointed Mr. Okel as Chair. The Chair presides at meetings of the Board of Trustees and may call meetings of the Board and any committee whenever he deems necessary. The Chair participates in the preparation of the agenda for meetings of the Board of Trustees and the identification of information to be presented to the Board of Trustees with respect to matters to be acted upon by the trustees. The Chair also acts as a liaison with the Fund’s management, officers and attorneys and the other trustees generally between meetings. The Chair may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified in this prospectus or pursuant to the Fund’s Declaration of Trust or Bylaws, or as assigned by the Board of Trustees, the designation of a trustee as Chair does not impose on that trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other trustee, generally.

The Board of Trustees believes that this leadership structure is appropriate because it allows the Board of Trustees to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of trustees and the full Board of Trustees in a manner that enhances effective oversight. The Board of Trustees also believes that having a majority of Independent Trustees is appropriate and in the best interest of its shareholders. Nevertheless, the Board of Trustees also believes that having interested persons serve on the Board of Trustees brings corporate and financial viewpoints that are, in the Board of Trustees’ view, crucial elements in its decision-making process. The leadership structure of the Board of Trustees may be changed, at any time and in the discretion of the Board of Trustees, including in response to changes in circumstances or the Fund’s characteristics. During the fiscal year ended December 31, 2024, the Board of Trustees held five meetings.

Committees of the Board of Trustees

The Board of Trustees has established two standing committees: the audit committee and the nominating committee. The current membership of each committee is set forth below. Interested trustees are generally able to attend and participate in any committee meeting, as appropriate.

Audit	Nominating and Governance
Mark F. Mulhern, Chair	Mark F. Mulhern
Thomas W. Okel	Thomas W. Okel
Jill E. Olmstead	Jill E. Olmstead, Chair

Audit Committee

All of the members of the Audit Committee are Independent Trustees, and each member is financially literate with at least one having accounting or financial management expertise. The Board of Trustees has adopted a written charter for the Audit Committee. The current members of the Audit Committee are Mark F. Mulhern (Chair), Thomas W. Okel and Jill E. Olmstead. In accordance with the applicable SEC rules and upon due consideration of the qualifications of each member of the Audit Committee, the Board designated Mr. Mulhern as the Fund’s Audit Committee Financial Expert.

In accordance with the Audit Committee Charter, the Audit Committee is responsible for oversight matters; financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of the Fund’s independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter. The Audit Committee met four times during the fiscal year ended December 31, 2025.

Nominating and Governance Committee

The Nominating and Governance Committee is currently comprised of Jill E. Olmstead (Chair), Thomas W. Okel and Mark F. Mulhern, all of whom are Independent Trustees. The Nominating and Governance Committee met three times during the fiscal year ended December 31, 2025.

The Nominating and Governance Committee is responsible for identifying and nominating individuals to serve as trustees who are not interested persons of the Fund. The Nominating and Governance Committee Charter contemplates that all nominees for Independent Trustee will have a college degree or, in the judgment of the committee, equivalent business experience. In addition, the committee may take into account a wide variety of factors in considering trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the committee, including, without limitation, the amount of the Fund’s securities owned by the shareholder and the length of time such shares have been held by the shareholder. Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the committee’s (or the Board’s) perceptions about future issues and needs.

When the Board has or expects to have a vacancy for an Independent Trustee, the Nominating and Governance Committee will consider candidates recommended by the Fund’s current trustees; the Fund’s shareholders; the Fund’s officers; the Fund’s Adviser; the Fund’s Sub-Adviser; and any other source the committee deems to be appropriate. Shareholder recommendations to fill vacancies on the Board for Independent Trustees must also be submitted in accordance with the provisions of the Fund’s Bylaws. Among other requirements, the Bylaws provide that the recommending shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal and executive offices of the Fund. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a trustee if elected. Shareholder recommendations to fill vacancies on the Board for Independent Trustees must also be submitted in accordance with the provisions of the Nominating and Governance Committee Charter, which requires that shareholder recommendations be timely received and contain biographical and other necessary information regarding the candidate that would be required for the Fund to meet its disclosure obligations under the proxy rules. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

The Nominating and Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the committee will be nominated for election to the Board of the Fund. The Nominating and Governance Committee also considers, evaluates and makes recommendations to the Board with respect to the structure, membership and function of the Board and the committees thereof, including the compensation of the trustees.

Risk Oversight

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and operational risks. As part of its overall activities, the Board of Trustees oversees the management of the Fund’s risk management structure by various departments of the Adviser and the Administrator, as well as by the Fund’s chief compliance officer. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.

The Board of Trustees recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board of Trustees discharges risk oversight as part of its overall activities. In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chair of the Board of Trustees, the relevant committee chair or the Fund’s chief compliance officer, who is directly accountable to the Board of Trustees. As appropriate, the Chair of the Board of Trustees and the committee chairs confer among themselves, with the Fund’s chief compliance officer, the Adviser, other service providers and external fund counsel to identify and review risk management issues that may be placed on the Board of Trustee’s agenda and/or that of an appropriate committee for review and discussion with management.

Compliance Policies and Procedures

The Fund has adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and is required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The chief compliance officer is responsible for administering the policies and procedures.

Biographical Information about each Trustee

Please refer to the section of the Fund’s June 15, 2026 definitive proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled “Information Concerning Trustees, Nominee for Trustee, and Officers,” which is incorporated by reference herein, for a discussion of the Fund’s trustees, their principal occupations during the past five years and other information about them.

Executive Officers

Please refer to the section of the Fund’s June 15, 2026 definitive proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled “Information Concerning Trustees, Nominee for Trustee, and Officers,” which is incorporated by reference herein, for certain biographical and other information relating to the officers of the Fund who are not trustees.

Trustee Compensation

Please refer to the section of the Fund’s June 15, 2026 definitive proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled “Transactions with and Remuneration of Officers and Trustees,” which is incorporated by reference herein, for certain information relating to the compensation paid to the Fund’s Independent Trustees.

Trustee Ownership of Fund Shares

The table below sets forth the dollar range of the value of the Fund’s Common Shares that is owned beneficially by each trustee as of December 31, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in the Fund Complex (1)(2)
Interested Trustee
David M. Mihalick	$50,001-$100,000	Over $100,000
Independent Trustees
Jill Olmstead	None	$10,001-$50,000
Mark F. Mulhern	None	Over $100,000
Thomas W. Okel	$50,001-$100,000	Over $100,000

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.

(2)
The term “Fund Complex” includes the Fund, Barings BDC, Inc. (“BBDC”) (a publicly traded business development company (NYSE: BBDC)), Barings Capital Investment Corporation (“BCIC”) (a privately offered, non-listed business development company), Barings Private Credit Corporation (“BPCC”) (a perpetually offered, non-listed business development company), Barings Corporate Investors (“MCI”) (a closed-end investment company), and Barings Participation Investors (“MPV”) (a closed-end investment company).

DETERMINATION OF NET ASSET VALUE

NAV per share is determined daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE. The NAV per Common Share is equal to the value of the Fund’s total assets minus total liabilities and any preferred shares outstanding divided by the total number of Common Shares outstanding. The most significant estimate inherent in the preparation of the Fund’s financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. The Fund has a valuation policy, as well as established and documented processes and methodologies for determining the fair values of portfolio investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Fund’s current valuation policy and processes were established by Barings and were approved by the Board.

The Board must determine fair value in good faith for any or all of the Fund’s investments for which market quotations are not readily available. The Board has designated the Adviser as valuation designee to perform the fair value determinations relating to the value of these assets. Barings has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets the Fund holds. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in the vendors’ pricing process are deemed to be market observable. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walkthroughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Barings continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (i.e., exit prices).

The Fund’s investment portfolio is valued in accordance with the Adviser’s valuation policies and procedures. Fair valuations are ultimately determined by the Adviser’s valuation sub-committee, which comprises a majority of non-investment personnel. The Board of Trustees oversees the valuation designee and the process that it uses to determine the fair value of the Fund’s assets. In this regard, the Board of Trustees receives periodic and, as applicable, prompt reporting regarding certain material valuation matters, as required by Rule 2a-5 under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

The Fund offers a DRIP. The DRIP provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional Common Shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by U.S. Bancorp Fund Services, LLC, as DRIP Agent, unless a shareholder elects to receive cash instead. A shareholder who does not wish to have dividends automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the DRIP Agent or, as applicable, by completing and returning the transaction form attached to each DRIP statement. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the DRIP (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or Common Shares, the DRIP Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the NAV per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in Common Shares, the number of Common Shares to be received is determined by dividing the dollar amount of the cash dividend by the NAV per Common Share as of the dividend payment date or, if greater than the NAV per Common Share, 95% of the closing Common Share price on the payment date. Generally, if the NAV per Common Share is greater than the market price per Common Share plus estimated brokerage commissions as of the dividend payment date, the DRIP Agent will endeavor to buy Common Shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in Common Shares of the Fund will be the fair market value of the Common Shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Common Shares; however, all participants pay a pro rata share of brokerage commissions incurred by the DRIP Agent when it makes open market purchases. There is no direct service charge to participants in the DRIP, though the Fund reserves the right to amend the DRIP to include a service charge payable by participants.

Additional information about the DRIP may be obtained from, and any questions regarding the DRIP should be addressed to, U.S. Bancorp Fund Services, DRIP Agent for the Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 53201.

CONFLICTS OF INTEREST

The Fund’s executive officers and the members of the Barings’ investment committee, as well as the other principals of Barings, manage other funds affiliated with Barings, including other closed-end investment companies. In addition, Barings’ investment team (the “Investment Team”) has responsibilities for managing U.S. and global debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the Fund’s and its shareholders’ interests. In addition, certain of the other funds and accounts managed by Barings may provide for higher management or incentive fees, greater expense reimbursements or overhead allocations, or permit Barings and its affiliates to receive higher origination and other transaction fees, all of which may contribute to this conflict of interest and create an incentive for Barings to favor such other funds or accounts. Although the professional staff of Barings will devote as much time to management of the Fund as appropriate to enable Barings to perform its duties in accordance with the Investment Advisory Agreement, the investment professionals of Barings may have conflicts in allocating their time and services among the Fund, on the one hand, and the other investment vehicles managed by Barings or one or more of its affiliates on the other hand.

Transactions with Affiliates: From time to time, Barings or its affiliates, including MassMutual and its affiliates acts as principal, buys securities or other investments for itself from or sells securities or other investments it owns to its advisory clients. Likewise, Barings can either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Barings has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it has an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address the conflicts of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: For some of its advisory clients, Barings can effect cross-trades whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Barings can also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Barings is entitled to earn a performance fee. When Barings effects cross-trades there is an inherent conflict of interest since Barings has an incentive to favor the advisory client or fund in which it or its affiliate has an ownership or economic interest and/or is entitled to a performance fee. In order to address this conflict of interest, cross trades involving advisory client accounts are required to comply with Barings Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any affiliated transaction is consistent with all applicable regulatory requirements governing such transactions and with Barings’ fiduciary obligations to the clients involved in any such transactions.

Loan Origination Transactions: While Barings or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) can act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans are purchased by Barings advisory clients during or after the original syndication. Barings advisory clients purchase such loans directly from Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) or from other members of the lending syndicate. In connection with such loan originations, Barings or its affiliates, either directly or indirectly, receive underwriting, origination, or agent fees. As a result, Barings has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address the conflict of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Investments by Advisory Clients: Barings has the ability to invest client assets in securities or other investments that are also held by (i) Barings or its affiliates, including MassMutual, (ii) other Barings advisory accounts, (iii) funds or accounts in which Barings or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Barings or its affiliates. Barings also has the ability, on behalf of its advisory clients, to invest in the same or different securities or instruments of issuers in which (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Barings has a conflict of interest in connection with any such transaction since investments by its advisory clients can directly or indirectly benefit Barings and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Barings on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Barings or its affiliates can recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Barings or an affiliate, (ii) in which Barings, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Barings or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Barings has a conflict of interest in connection with any such recommendation since it has an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Barings or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Barings advised fund or other investment company will be consistent with Barings’ fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. In certain limited circumstances, Barings offers to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Barings permits certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Barings or its affiliates and/or share in the performance fees received by Barings from such funds. If the portfolio manager or other eligible employee was responsible for both the portfolio management of the private fund and other Barings advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person has an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance fees received from such fund. To address the conflicts of interest, Barings has adopted a Global Side by Side Management and Other Conflicts Policy which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory account. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy, as summarized above.

Management of Multiple Accounts: As noted above, Barings’ portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Barings and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts are heightened to the extent a portfolio manager is responsible for managing a proprietary account for Barings or its affiliates or where the portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity is suitable for more than one account managed by Barings, but is not available in sufficient quantities for all accounts to participate fully. Similarly, there can be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Barings or its affiliates a performance-based fee or the portfolio manager, Barings or an affiliate has an ownership or other economic interest in the account. As noted above, Barings also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts sometimes co-invest jointly and concurrently with Barings’ other advisory clients and therefore share in the allocation of such investment opportunities. To address the conflicts of interest associated with the allocation of trading and investment opportunities, Barings has adopted a Global Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts. In addition, as noted above, to address the conflicts, Barings has adopted a Global Side by Side Management and Other Conflicts Policy which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory accounts. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy, as summarized above.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker or dealer selection. Barings and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could cause a favored account to “front run” an account’s trade or sell short a security for an account immediately prior to another account’s sale of that security. To address these conflicts, Barings has adopted policies and procedures, including a Global Short Sale Policy, which ensures that the use of short sales by Barings is consistent with Barings’ fiduciary obligations to its clients, a Global Side by Side Management and Other Conflicts Policy, which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular account as a result of the ownership or economic interest of Barings, its affiliates or employees and a Global Code of Ethics Policy, as summarized above.

Trade Errors: Potential material conflicts of interest also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Barings from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Barings purchasing assets not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Barings purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Barings purchasing or selling assets for, or allocating assets to, the wrong client account. When correcting these errors, conflicts of interest between Barings and its advisory accounts arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address the conflicts, Barings has adopted a Global Client Account Errors Policy governing the resolution of trading errors, and will follow the Global Client Account Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Barings’ interest.

Best Execution; Directed or Restricted Brokerage: With respect to securities and other transactions (including, but not limited to, derivatives transactions) for most of the accounts it manages, Barings determines which broker, dealer or other counterparty to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Barings manages certain accounts, however, for clients who limit its discretion with respect to the selection of counterparties or direct it to execute such client’s transactions through a particular counterparty. In these cases, trades for such an account in a particular security or other transaction can be placed separately from, rather than aggregated with, those in the same security or transaction for other accounts. Placing separate transaction orders for a security or transaction can temporarily affect the market price of the security or transaction or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Barings has adopted a Global Best Execution Policy and a Global Directed or Restricted Brokerage Policy.

As discussed above, Barings employees have the ability to trade in securities that are purchased, held and sold by or on behalf of Barings’ advisory clients, subject to a number of limitations. See above for a discussion of restrictions on employee personal securities transactions contained in Barings’ Global Code of Ethics.

Barings and its portfolio managers or employees have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

Co-Investment with Affiliates: In certain instances, the Fund expects to co-invest on a concurrent basis with Other Accounts (as defined below) managed by certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. The 2026 Co-Investment Order permits the Fund and Barings’ affiliated private and SEC-registered funds to co-invest in Barings-originated loans. A copy of the 2026 Co-Investment Order, including all of the conditions and the related order, is available on the SEC’s website at www.sec.gov.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences generally applicable to the purchase, ownership and disposition of the Common Shares issued as of the date of this prospectus. Unless otherwise stated, this summary deals only with the Fund’s securities held as capital assets for U.S. federal tax purposes (generally, property held for investment).

As used herein, a “U.S. holder” means a beneficial owner of the securities that is for U.S. federal income tax purposes any of the following:

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an individual citizen or resident of the United States;

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a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or other political subdivision thereof (including the District of Columbia);

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a trust if it (a) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable United States Treasury regulations, or “Treasury Regulations,” to be treated as a United States person; or

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

The term “non-U.S. holder” means a beneficial owner of the securities (other than a partnership or any other entity or other arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

An individual may, subject to exceptions, be deemed to be a resident of the United States for U.S. federal income tax purposes, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding calendar year, and one-sixth of the days present in the second preceding calendar year. Individuals who are residents for such purposes are subject to U.S. federal income tax as if they were United States citizens.

This summary does not represent a detailed description of the U.S. federal income tax consequences applicable to you, as a holder of the Fund’s securities, if you are a person subject to special tax treatment under the

U.S. federal income tax laws, including, without limitation:

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a dealer in securities or currencies;

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a financial institution;

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a RIC;

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a real estate investment trust;

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a tax-exempt organization;

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an insurance company;

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a person holding the securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle;

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a trader in securities that has elected the mark-to-market method of accounting for their securities;

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a person subject to alternative minimum tax;

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a partnership or other pass-through entity for U.S. federal income tax purposes;

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a U.S. holder whose “functional currency” (as defined in Section 985 of the Code) is not the U.S. dollar;

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a CFC;

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a PFIC;

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A United States expatriate or foreign persons or entities (except to the extent set forth below); or

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A holder that is subject to special tax accounting rules under Section 451(b) of the Code.

If a partnership (including any entity classified or arrangement treated as a partnership for U.S. federal income tax purposes) holds the securities, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partnership or a partner in a partnership holding the Fund’s securities, you should consult your own tax advisors regarding the tax consequences of an investment in the Fund’s securities.

This summary is based on the Code, Treasury Regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences that may be applicable to you in light of your particular circumstances and does not address the effects of any aspects of U.S. estate or gift, or state, local or non-U.S. income, estate, or gift tax laws. It is not intended to be, and should not be construed to be, legal or tax advice to any particular purchaser of the Fund’s securities. The Fund has not sought and will not seek any ruling from the IRS. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. You should consult your own tax advisors concerning the particular U.S. federal income tax consequences to you of the ownership of the Fund’s securities, as well as the consequences to you arising under the laws or other guidance of any other taxing jurisdiction.

Important U.S. Federal Income Tax Considerations Affecting the Fund

The Fund has elected to be treated, and intends to qualify each tax year, as a RIC under the Code. Accordingly, the Fund must satisfy certain requirements relating to sources of the Fund’s income and diversification of its total assets and certain distribution requirements to maintain its RIC status and to avoid being subject to U.S. federal income or excise tax on any undistributed taxable income. To the extent the Fund qualifies for treatment as a RIC and satisfies the applicable distribution requirements, it will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain dividends.

To qualify as a RIC for U.S. federal income tax purposes, the Fund must derive at least 90% of its gross income each tax year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in stock, securities and currencies, or the “90% Gross Income Test.” A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the tax year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs and other securities that, in respect of any one issuer, do not represent more than 5% of the value of its assets nor more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Fund’s assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships, or the “Asset Diversification Tests.” If the Fund fails to satisfy the 90% Gross Income Test, it will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) it reports the failure pursuant to Treasury Regulations to be adopted, and (ii) it pays a tax equal to the amount by which the Fund’s gross non-qualifying income exceeds one-ninth of its gross qualifying income. If the Fund fails to meet any of the Asset Diversification Tests with respect to any quarter of any tax year, it will nevertheless be considered to have satisfied the requirements for such quarter if it cures such failure within six months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pay an excise tax. If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seek to re-qualify as a RIC, it generally would be required to recognize gain to the extent of any unrealized appreciation in the Fund’s assets unless it elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that the Fund distributes in each tax year as dividends to shareholders, provided that it distributes dividends of an amount at least equal to the sum of 90% of the Fund’s investment company taxable income, determined without regard to any deduction for dividends paid, plus 90% of its net tax-exempt interest income for such tax year, or the “90% Distribution Requirement.” The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distributes (or be deemed to have distributed) by December 31 of each calendar year dividends of an amount generally at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections) for such calendar year, (ii) 98.2% of its capital gain net income, adjusted for certain ordinary losses and generally computed on the basis of the one-year period ending on October 31 of such calendar year, and (iii) 100% of any ordinary income and capital gain net income from prior calendar years (as previously computed) that were not paid out during such calendar years and on which the Fund incurred no U.S. federal income tax, or the “Excise Tax Distribution Requirement.”

Any dividends declared by the Fund during October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for federal income tax purposes as if it had been paid by the Fund, as well as received by its shareholders, on December 31 of the calendar year in which the distribution was declared.

The Fund may incur in the future the 4% federal excise tax on a portion of its income and capital gains. While the Fund intends to distribute income and capital gains to minimize its exposure to the 4% federal excise tax, the Fund may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, the Fund generally will be liable for the 4% federal excise tax only on the amount by which the Fund does not meet the Excise Tax Distribution Requirement.

If the Fund does not qualify as a RIC or fails to satisfy the 90% Distribution Requirement for any tax year, the Fund would be subject to corporate income tax on its taxable income, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction, or the “DRD,” in the case of certain corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For purposes of the 90% Gross Income Test, income that the Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., certain CLOs that are treated as partnerships) will generally have the same character for the Fund as in the hands of such an entity; consequently, it may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income.

If the Fund uses debt financing, it may be prevented by covenants contained in its debt financing agreements from making distributions to the Fund’s shareholders in certain circumstances. In addition, under the 1940 Act, the Fund is generally not permitted to make distributions to its shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Restrictions on the Fund’s ability to make distributions to its shareholders may prevent the Fund from satisfying the 90% Distribution Requirement or the Excise Tax Distribution Requirement and, therefore, may jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% U.S. federal excise tax.

Some of the income and fees that the Fund may recognize will not satisfy the 90% Gross Income Test. In order to ensure that such income and fees do not disqualify the Fund as a RIC for a failure to satisfy such test, the Fund may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income tax on their earnings, which ultimately will reduce the Fund’s return on such income and fees.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt instruments that are treated under applicable tax rules as having OID (which may arise if the Fund receives warrants in connection with the origination of a loan or possibly in other circumstances), it must include in income each tax year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same tax year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as contractual PIK interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Further, the Fund may elect to amortize market discount on debt investments and currently include such amounts in its taxable income, instead of upon their sale or other disposition, as any failure to make such election would limit the Fund’s ability to deduct interest expense for tax purposes. Because any OID or other amounts accrued will be included in the Fund’s investment company taxable income for the tax year of accrual, it may be required to make a distribution to its shareholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Distribution Requirement, even though the Fund will not have received any corresponding cash amount. Accordingly, to enable the Fund to make distributions to its shareholders that will be sufficient to enable the Fund to satisfy the 90% Distribution Requirement, it may need to sell some of its assets at times and/or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital or it may need to forego new investment opportunities or otherwise take actions that are disadvantageous to its business (or be unable to take actions that are advantageous to its business). If the Fund is unable to obtain cash from other sources to enable it to satisfy the 90% Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).

Although the Fund does not presently expect to do so, it may borrow funds and sell assets in order to make distributions to its shareholders that are sufficient for it to satisfy the 90% Distribution Requirement. However, the Fund’s ability to dispose of assets may be limited by (1) the illiquid nature of some of its investments and/or (2) other requirements relating to its status as a RIC, including the Asset Diversification Tests. If the Fund disposes of assets in order to meet the 90% Distribution Requirement or the Excise Tax Distribution Requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous. Alternatively, although the Fund currently does not intend to do so, to satisfy the 90% Distribution Requirement, the Fund may declare a taxable dividend payable in its Common Shares or cash at the election of each shareholder. In such case, for U.S. federal income tax purposes, the amount of the dividend paid in the Fund’s Common Shares will generally be equal to the amount of cash that could have been received instead of its Common Shares. See “—Taxation of Shareholders” below for a discussion of the tax consequences to shareholders upon receipt of such dividends.

Distributions made to the Fund’s shareholders may be made from the Fund’s cash assets or by liquidation of its investments, if necessary. The Fund may recognize gains or losses from such liquidations. In the event the Fund recognizes net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

The Fund may invest (directly or indirectly through an investment in an equity interest in a CLO treated as a partnership for U.S. federal income tax purposes) a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to foreign taxes paid by the Fund.

Some of the CLOs in which the Fund invests may constitute PFICs for U.S. federal income tax purposes. Because the Fund acquires interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from any such excess distributions or gains. If the Fund invests in a PFIC and elects to treat the PFIC as a QEF in lieu of the foregoing requirements, the Fund will be required to include in income each tax year its proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each tax year (as well as on certain other dates described in the Code) the Fund’s Common Shares in a PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as an ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its ordinary income. Under either election, the Fund may be required to recognize in a tax year taxable income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that tax year, and the Fund may be required to distribute such taxable income in order to satisfy the 90% Gross Income Test, the Excise Tax Distribution Requirement or the 90% Distribution Requirement. The Fund’s ability to make either election will depend on factors beyond its control, and is subject to restrictions which may limit the availability of the benefit of these elections. As such, the Fund may be restricted in its ability to make QEF elections with respect to its holdings in issuers that could be treated as PFICs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments. Treasury Regulations generally treat the Fund’s income inclusion with respect to a PFIC with respect to which the Fund has made a QEF election, as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

If the Fund holds 10% or more of the interests treated as equity (by vote or value) for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC for U.S. federal income tax purposes (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), it may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such tax year. This deemed distribution is required to be included in the income of a U.S. Shareholder (as defined below) of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. As such, the Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) (a) 10% or more of the combined voting power of all classes of shares of a foreign corporation entitled to vote, or (b) 10% or more of the total value of all classes of stock of a foreign corporation. If the Fund is treated as receiving a deemed distribution from a CFC, it will be required to include such deemed distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income in order to satisfy the Excise Tax Distribution Requirement or the 90% Distribution Requirement. Treasury Regulations generally treat the Fund’s income inclusion with respect to a CFC as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC either if (i) there is a current distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

FATCA generally imposes a U.S. federal withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which the Fund invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which the Fund invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect the Fund’s operating results and cash flows.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given taxable year exceed its investment company taxable income, the Fund may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Any underwriting fees paid to the Fund are not deductible. Due to these limits on deductibility of expenses and net capital losses, the Fund may for tax purposes have aggregate taxable income for several taxable years that the Fund is required to distribute and that is taxable to its shareholders even if such taxable income is greater than the net income the Fund actually earns during those taxable years.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, its capital loss carryforwards and other favorable tax attributes, if any, may be subject to limitation.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward, futures and options contracts, similar financial instruments as well as upon the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such transactions that are not directly related to the Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future Treasury Regulations, produce income not among the types of “qualifying income” for purposes of the 90% Gross Income Test.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by the Fund, its tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of its realized gains and losses realized (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer its losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% Distribution Requirement for qualifying to be taxed as a RIC or the Excise Tax Distribution Requirement. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when the Fund acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent the Fund’s disqualification from being taxed as a RIC.

Generally, the Fund’s hedging transactions (including certain covered call options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of the Fund’s realized gains (or losses). In addition, the Fund’s realized losses on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of the Fund’s realized short-term capital gain which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for deductions available to certain U.S. corporations under the Code as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. While the Fund may not always be successful in doing so, it will seek to avoid or minimize the adverse tax consequences of its investment practices.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if it enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out no later than thirty days after the end of the tax year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gains or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and the Fund then acquires property that is the same as or substantially identical to the property sold short, it generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Taxation of Shareholders

Taxation of U.S. Holders of Common Shares. Dividends and distributions on the Fund’s Common Shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. Certain dividends and distributions declared by the Fund in October, November, or December to shareholders of record of such month of a calendar year and paid by the Fund in January of the following calendar year will be treated by shareholders as if received on December 31 of the calendar year in which they were declared. In addition, certain other distributions made after the close of the Fund’s tax year may be “spilled back” and treated as paid by the Fund (except for purposes of the nondeductible 4% federal excise tax) during such tax year. In such case, shareholders will be treated as having received such dividends in the tax year in which the distributions were actually made.

Shareholders receiving any distribution from the Fund in the form of additional shares will generally be treated as receiving a taxable distribution in an amount equal to the fair market value of the additional shares received, pursuant to the DRIP.

The Fund informs shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

For federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund, and there can be no assurance as to what portion of its dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. The maximum individual rate applicable to qualified dividend income is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Given the Fund’s investment strategies, it is not anticipated that a significant portion of its dividends will be eligible to be treated as qualified dividend income.

Dividends distributed from the Fund’s investment company taxable income which have been reported by the Fund and received by certain of its corporate shareholders will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from certain domestic corporations for the tax year. A dividend received by the Fund will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if an otherwise eligible corporate stockholder fails to satisfy the foregoing requirements with respect to the Common Shares or by application of the Code. Given the Fund’s investment strategies, it is not anticipated that a significant portion of its dividends will be eligible for the DRD.

Capital gain dividends distributed to a shareholder are characterized as long-term capital gains, regardless of how long the shareholder has held Common Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s tax basis in the Common Shares. To the extent that the amount of any such distribution exceeds a shareholder’s tax basis in the Fund’s Common Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares. Distributions of gains from the sale or other disposition of the Fund’s investments that it owned for one year or less are characterized as ordinary income.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by shareholders is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of its business interest income over the sum of its (i) business interest expense and (ii) other deductions properly allocable to its business interest income.

The Fund may elect to retain its net capital gains or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed net capital gains in a notice to the Fund’s shareholders who will be treated as if each received a distribution of the pro rata share of such net capital gain, with the result that each shareholder will: (i) be required to report the pro rata share of such net capital gain on the applicable tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of tax paid by the Fund on the net capital gain; and (iii) increase the tax basis for the Common Shares held by an amount equal to the deemed distribution less the tax credit.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, if any, between the Fund’s Common Shares in proportion to the total dividends paid to each class with respect to such tax year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to noncorporate shareholders.

Although the Fund currently does not intend to do so, it has the ability to declare a large portion of a distribution in Common Shares. Generally, were the Fund to declare such a distribution, it would allow shareholders to elect payment in cash and/or shares of equivalent value. Under published IRS guidance, the entire distribution by a publicly offered RIC will generally be treated as a taxable distribution for U.S. federal income tax purposes, and count towards RIC distribution requirements under the Code, if certain conditions are satisfied. Among other things, the aggregate amount of cash available to be distributed to all shareholders is required to be at least 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, the cash available for distribution is required to be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in Common Shares) under a formula provided in the applicable IRS guidance. Each shareholder electing to receive cash would be entitled to receive cash in an amount equal to at least the lesser of (i) the portion of the distribution such shareholder elected to receive in cash and (ii) such shareholder’s entire distribution multiplied by the percentage limitation on cash available for distribution. The number of Common Shares distributed would thus depend on the applicable percentage limitation on cash available for distribution, the shareholders’ individual elections to receive cash or Common Shares, and the value of the Common Shares. Each shareholder generally would be treated as having received a taxable distribution on the date the distribution is received in an amount equal to the cash that such shareholder would have received if the entire distribution had been paid in cash, even if such shareholder received all or most of the distribution in the Common Shares. This may result in a shareholder having to pay tax on such distribution, even if no cash is received.

Shareholders will receive, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such shareholder’s taxable income for such calendar year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions from the Fund generally will be reported to the IRS (including the amount of any dividends that are attributable to qualified dividend income received by the Fund). Dividends paid by the Fund generally will not be eligible for the DRD or the preferential tax rate applicable to qualified dividend income because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a shareholder’s particular situation.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the Common Shares sold. The gain or loss will generally be a capital gain or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) generally 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Corporate shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders incurring net capital losses (i.e., capital losses in excess of capital gains) for a taxable year generally may deduct up to $3,000 of such losses against their ordinary income each taxable year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent taxable years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a taxable year, but may carry back such capital losses for three taxable years or carry forward such capital losses for five taxable years.

Any loss realized upon the sale or exchange of the Fund’s Common Shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized by a shareholder on a sale or other disposition of shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Fund’s Common Shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Certain commissions or other sales charges paid upon a purchase of the Fund’s Common Shares cannot be taken into account for purposes of determining gain or loss on a sale of the Common Shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of the Fund’s Common Shares, during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which the sale is made, pursuant to a reinvestment right. Any disregarded amounts will result in an adjustment to a shareholder’s tax basis in some or all of any other shares acquired.

The Fund or your financial intermediary is also generally required by law to report to each shareholder and to the IRS cost basis information for Common Shares sold by or redeemed from the shareholder. This information includes the adjusted cost basis of the Common Shares, the gross proceeds from disposition and whether the gain or loss is long-term or short-term. The adjusted cost basis of shares will be based on the default cost basis reporting method selected by the Fund, unless a shareholder, before the sale or redemption, informs the Fund that it has selected a different IRS-accepted method offered by the Fund. These requirements, however, will not apply for investments through a tax-advantaged account. Shareholders should consult their financial intermediaries and tax advisers to determine the best cost basis method for their tax situation, and to obtain more information about how these cost basis reporting requirements apply to them.

Medicare Tax on Net Investment Income. A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts, to the extent that such taxpayer’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Among other items, net investment income generally includes payments of interest or dividends on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of the Fund’s securities (unless the securities are held in connection with certain trades or businesses), less certain deductions. Prospective investors in the Fund’s securities should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Fund’s securities.

Taxation of Tax-Exempt Holders of the Common Shares. A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. Shareholder of the activities that the Fund proposes to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Shareholder should not be subject to U.S. federal income taxation solely as a result of such shareholder’s direct or indirect ownership of shares and receipt of distributions with respect to such shares (regardless of whether the Fund incurs indebtedness). Moreover, under current law, if the Fund incurs indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Therefore, a tax-exempt U.S. Shareholder should not be treated as earning income from “debt-financed property” and distributions that the Fund pays should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that the Fund incurs. Certain tax-exempt private universities are subject to an additional 1.4% excise tax on their “net investment income,” including income from interest, dividends, and capital gains. Proposals periodically are made to change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if the Fund were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which the Fund does not currently plan to do, that could result in a tax-exempt U.S. Shareholder recognizing income that would be treated as UBTI.

Taxation of Non-U.S. Holders of the Common Shares. Whether an investment in Common Shares is appropriate for a non-U.S. holder will depend upon that person’s particular circumstances. An investment in Common Shares by a non-U.S. holder may have adverse tax consequences. Non-U.S. holders should consult their tax advisors before investing in Common Shares.

Subject to the discussions below, distributions of the Fund’s “investment company taxable income” to non-U.S. holders (including interest income and net short-term capital gain) are generally expected to be subject to withholding of U.S. federal taxes at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. holder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. holder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. In addition, distribution reinvestments will be made net of any applicable U.S. withholding taxes.

In addition, with respect to certain distributions made by RICs to non-U.S. holders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported in a notice timely delivered to shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, the Fund may report all, some or none of its potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of the Fund’s distributions, which may be significant (e.g., interest from non-U.S. sources or non-U.S. CLOs or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Common Shares held through an intermediary, the intermediary may have withheld U.S. federal income tax even if the Fund reported the payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of the Fund’s dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by the Fund.

Actual or deemed distributions of the Fund’s net long-term capital gains to a non-U.S. holder, and gains realized by a non-U.S. holder upon the sale of Common Shares, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless, (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. holder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. holder in the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met. In addition, a repurchase of Common Shares may be subject to U.S. federal income tax withholding to the extent such repurchase is treated as a taxable distribution, as described above.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a non-U.S. holder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax it pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. holder would be required to obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. holder, distributions (both actual and deemed), and gains realized upon the sale of Common Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on distributions unless the non-U.S. holder provides the Fund or the distribution paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form, or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. holder or otherwise establishes an exemption from backup withholding.

Non-U.S. holders may also be subject to U.S. estate tax with respect to their investment in the Common Shares. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Common Shares.

Tax Shelter Reporting Regulations. Under applicable Treasury Regulations, if a U.S. holder recognizes a loss with respect to the Fund’s securities of $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder in any single tax year (or a greater loss over a combination of tax years), the U.S. holder may be required to file with the IRS a disclosure statement on IRS Form 8886.

Direct U.S. holders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. holders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. holders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders of the Common Shares should consult their own tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.

Information Reporting and Backup Withholding. A U.S. holder (other than an “exempt recipient,” including a “C” corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 24% on, and will be subject to information reporting requirements with respect to, payments of principal or interest (including OID, if any) on, and proceeds from the sale, exchange, redemption or retirement of, the Fund’s securities. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

If you are a non-U.S. holder, generally, the applicable withholding agent is required to report to the IRS and to you payments of interest, including OID (if any), on the Fund’s securities and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which you reside under the provisions of a treaty or agreement. In general, backup withholding will not apply to payments of interest on your securities if you have provided to the applicable withholding agent the required certification that you are not a U.S. person and the applicable withholding agent does not have actual knowledge or reason to know that you are a U.S. person. Information reporting and, depending on the circumstances, backup withholding will apply to payment to you of the proceeds of a sale or other disposition (including a retirement or redemption) of your securities within the United States or conducted through certain U.S.-related financial intermediaries, unless you certify under penalties of perjury that you are not a U.S. person or you otherwise establish an exemption, and the applicable withholding agent does not have actual knowledge or reason to know that you are a U.S. person.

You should consult your own tax advisor regarding the application of information reporting and backup withholding in your particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

FATCA Withholding on Payments to Certain Foreign Entities. FATCA generally imposes a U.S. federal withholding tax of 30% on payments of dividends made with respect to the Common Shares to certain non-U.S. entities (including, in some circumstances, where such an entity is acting as an intermediary) that fail to comply (or be deemed compliant) with certain certification and information reporting requirements. FATCA withholding taxes apply to all withholdable payments without regard to whether the beneficial owner of the payment would otherwise be entitled to an exemption from withholding taxes pursuant to an applicable tax treaty with the United States or under U.S. domestic law. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Proposed Treasury Regulations eliminate the application of withholding imposed under FATCA with respect to payments of gross proceeds. The Fund and any other applicable withholding agent may (but is not required to) rely on the Proposed Treasury Regulations until final regulations are issued or until such proposed Treasury Regulations are rescinded. Prospective holders of the Fund’s securities should consult their own tax advisors regarding the effect, if any, of the FATCA rules for them based on their particular circumstances.

The preceding discussion of material U.S. federal income tax considerations is for general information only and is not tax advice. The Fund urges you to consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Common Shares, including the possible effect of any pending legislation or proposed regulations.

DESCRIPTION OF THE FUND’S COMMON SHARES

This prospectus contains a summary of the Fund’s Common Shares. These summaries are not meant to be a complete description. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security being offered thereby.

Common Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust—Shareholder Liability” below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

The Common Shares are listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of closed-end investment companies may frequently trade at prices lower than NAV. Shares of closed-end investment companies like the Fund that invest predominantly in below investment-grade debt obligations have during some periods traded at prices higher than NAV and during other periods traded at prices lower than NAV. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than NAV in the future. Net asset value will be reduced immediately following the offering of Common Shares by the organization and offering expenses paid by the Fund and will not include the sales load paid by shareholders. To the extent that the Fund engages in borrowings or related leverage, shareholders will bear the costs associated with such borrowings or leverage. The costs associated with such leverage or borrowings will dilute the NAV of the Common Shares. Whether investors will realize gains or losses upon the sale of the Common Shares will not depend upon the Fund’s NAV but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the Common Shares. Since the market price of the Fund’s Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Anti-Takeover and Other Provisions in the Declaration of Trust

Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust also provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions. As described below, the Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, and may, in certain circumstances, give rise to a conflict of interest between the Manager and/or the Sub-Adviser, on the one hand, and the shareholders, on the other hand.

The Fund’s trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration of Trust provides that a trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such trustee, or (ii) by at least seventy-five percent (75%) of the remaining trustees.

Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the Common Shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a “Material Transaction”): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization), or of any such person or company with or into the Fund or any such series or class of Common Shares; (2) the issuance or transfer by the Fund or any series or class of Common Shares of any securities of the Fund or such series or class to any other person or entity for cash, securities or property (or combination thereof), excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a DRIP adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any Common Share subscription rights distributed by the Fund or a series or class; or (3) a sale, transfer or other disposition by the Fund or any series or class of Common Shares to or with any person of all or substantially all of the assets of the Fund or such series or class. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets or the assets of any series or class of shares of the Fund.

Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration of Trust requires no vote or consent of the Fund’s shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund’s Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

In addition, the Declaration of Trust provides that the Fund may be terminated at any time by vote or consent of shareholders holding at least seventy-five percent (75%) of the Common Shares entitled to vote or, alternatively, by vote or consent of both a majority of the entire Board of Trustees and seventy-five percent (75%) of the Continuing Trustees upon written notice to the shareholders.

In certain circumstances, the Declaration of Trust also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See “Repurchase of Common Shares; Conversion to Open-End Fund” below.

As noted, the voting provisions described above could have the effect of depriving shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund’s Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund’s shareholders generally.

A “Continuing Trustee,” as used in the discussion above, is any member of the Fund’s Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the Fund’s Bylaws, both of which are filed as exhibits to this registration statement.

Liability of Trustees. The Declaration of Trust provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Repurchase of Common Shares; Conversion to Open-End Fund

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than NAV. The Fund’s Board of Trustees regularly monitors the relationship between the market price and NAV of the Common Shares. If the Common Shares were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

The Fund’s Board of Trustees may also from time to time consider submitting to the holders of Common Shares a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to NAV, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging or de-leveraging, and general market and economic conditions. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

The Declaration of Trust requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s Common Shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees. This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Board of Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” voting together as a single class.

If the Fund converted to an open-end company, the Fund’s Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding.

Before deciding whether to take any action if the Fund’s Common Shares trade below NAV, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

DESCRIPTION OF THE PREFERRED SHARES

The Fund is authorized to issue an unlimited number of preferred shares of beneficial interest. As of July 31, 2026, the Fund does not have any preferred shares outstanding. The Fund may issue preferred shares from time to time in one or more series without shareholder approval. Prior to issuance of preferred shares, the Fund’s Board of Trustees is required by the Fund’s Declaration of Trust to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each series. Thus, the Board of Trustees could authorize the issuance of preferred shares with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest. You should note, however, that any such issuance must adhere to the requirements of the 1940 Act, Massachusetts law and any other limitations imposed by law.

With respect to senior securities that are Common Shares (i.e., the Fund’s preferred shares), the Fund is required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such preferred shares and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of its outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding preferred shares. In addition, the 1940 Act requires that (i) the holders of preferred shares must be entitled as a class to elect two trustees at all times and to elect a majority of the trustees if dividends or other distribution on the preferred shares are in arrears by two years or more and (ii) such class of shares have complete priority over any other class of shares as to distribution of assets and payment of dividends or other distributions, which shall be cumulative. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares. The Fund believes that the availability for issuance of preferred shares will provide it with increased flexibility in structuring future financings and acquisitions.

For any series of preferred shares that the Fund may issue, its Board of Trustees will determine and the certificate of designation and the prospectus supplement relating to such series will describe:

•
the designation and number of shares of such series;

•
the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•
any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•
the rights and preferences, if any, of holders of shares of such series upon the Fund’s liquidation, dissolution or winding up of the Fund’s affairs;

•
the voting powers, if any, of the holders of shares of such series;

•
any provisions relating to the redemption of the shares of such series;

•
any limitations on the Fund’s ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•
any conditions or restrictions on the Fund’s ability to issue additional shares of such series or other securities;

•
if applicable, a discussion of certain U.S. federal income tax considerations; and

•
any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All preferred shares that the Fund may issue will be of equal rank and identical except as to the particular terms thereof that may be fixed by the Fund’s Board of Trustees, and each series of preferred shares will be identical except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.

DESCRIPTION OF SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights the Fund may issue from time to time. Particular terms of any subscription rights the Fund offers will be described in the prospectus supplement relating to such subscription rights.

The Fund may issue subscription rights to its shareholders to purchase Common Shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. The Fund will not offer transferable subscription rights to its shareholders at a price equivalent to less than the then current NAV per Common Share, taking into account underwriting commissions, unless it first files a post-effective amendment that is declared effective by the SEC with respect to such issuance and the Common Shares to be purchased in connection with the rights represents no more than one-third of the Fund’s outstanding Common Shares at the time such rights are issued. In connection with any subscription rights offering to its shareholders, the Fund may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to its shareholders, the Fund would distribute certificates evidencing the subscription rights and a prospectus supplement to its shareholders on the record date that the Fund set for receiving subscription rights in such subscription rights offering. The Fund’s shareholders will indirectly bear all of the expenses incurred by it in connection with any subscription rights offerings, regardless of whether any shareholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights the Fund may issue, including the following:

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the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•
the title and aggregate number of such subscription rights;

•
the exercise price for such subscription rights (or method of calculation thereof);

•
the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•
if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•
the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•
the number of such subscription rights issued to each shareholder;

•
the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•
the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•
if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•
the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•
any termination right the Fund may have in connection with such subscription rights offering;

•
the terms of any rights to redeem, or call such subscription rights;

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information with respect to book-entry procedures, if any;

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the terms of the securities issuable upon exercise of the subscription rights;

•
the material terms of any standby underwriting, backstop or other purchase arrangement that the Fund may enter into in connection with the subscription rights offering;

•
if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

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any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of Common Shares at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement the Fund will forward, as soon as practicable, the Common Shares purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, the Fund may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF DEBT SECURITIES

The Fund may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that series.

As required by federal law for all bonds and notes of companies that are publicly offered, any future debt securities the Fund may issue, are governed by a document called an “indenture.” An indenture is a contract between the Fund and a financial institution acting as trustee (in such capacity, the “Trustee”) on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The Trustee has two main roles. First, the Trustee can enforce your rights against the Fund if it defaults. There are some limitations on the extent to which the Trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the Trustee performs certain administrative duties for the Fund with respect to its debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The Fund advises that you read the indenture because it, and not this description, defines your rights as a holder of debt securities. The Fund has filed the indenture with the SEC. See “Additional Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including, as applicable, the following:

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the designation or title of the series of debt securities;

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the total principal amount of the series of debt securities;

•
the percentage of the principal amount at which the series of debt securities will be offered;

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the date or dates on which principal will be payable;

•
the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•
the terms for redemption, extension or early repayment, if any;

•
the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•
the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•
the denominations in which the offered debt securities will be issued;

•
the provision for any sinking fund;

•
any restrictive covenants;

•
any Events of Default;

•
whether the series of debt securities are issuable in certificated form;

•
any provisions for defeasance or covenant defeasance;

•
if applicable, a discussion of U.S. federal income tax considerations;

•
whether and under what circumstances the Fund will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether it will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•
any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•
whether the debt securities are subject to subordination and the terms of such subordination;

•
the listing, if any, on a securities exchange; and

•
any other terms.

Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by the Fund in immediately available funds.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

While any indebtedness and other senior securities remain outstanding, the Fund must make provisions to prohibit any distribution to its shareholders or the repurchase of such securities or shares unless the Fund meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Fund may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — The Fund is exposed to risks associated with the use of borrowings and leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and an attached prospectus supplement, or “offered debt securities,” and any debt securities issuable upon the upon conversion or exchange of other offered securities, or “underlying debt securities,” may be issued under the indenture in one or more series.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single Trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one Trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” section below. At a time when two or more Trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective Trustee is acting. In the event that there is more than one Trustee under the indenture, the powers and trust obligations of each Trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is Trustee. If two or more Trustees are acting under the indenture, then the indenture securities for which each Trustee is acting would be treated as if issued under separate indentures.

Please refer to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or the covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

The Fund expects that it will usually issue debt securities in book-entry only form represented by global securities.

Additional Debt Securities

Under the 1940 Act and pursuant to the indenture, the Fund may only issue senior securities representing indebtedness that rank in parity with each other with respect to the payment of interest and as to the distribution of assets upon dissolution, liquidation or the winding-up of the Fund’s affairs. The Fund may also issue additional series of debt securities under the indenture and other debt securities in accordance with the limitations of the 1940 Act. Under the 1940 Act, so long as any debt securities are outstanding, additional debt securities must rank in parity with such securities with respect to the payment of interest and as to the distribution of assets upon dissolution, liquidation or the winding-up of the Fund’s affairs. In addition, the Fund may also enter certain other evidences of indebtedness (including bank borrowings and commercial paper) representing senior securities. The Fund may also borrow in amounts up to 5% of its total assets if the borrowing is for temporary purposes only (i.e., if it is to be repaid within 60 days and not extended or renewed).

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or the Fund, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

Unless the prospectus supplement relating to such debt security states otherwise, the Fund will pay interest to the person listed in the applicable Trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because the Fund will pay all the interest for an interest period to the holders on the record date, holders buying and selling the debt security must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the security to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

The Fund will make payments on debt securities so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, the Fund will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Book-Entry Issuance.”

Payments on Certificated Securities

In the event the Fund’s debt securities become represented by certificates, unless the prospectus supplement relating to such debt security states otherwise, the Fund will make payments on its debt securities as follows. The Fund will pay interest that is due on an interest payment date by a check mailed on the interest payment date to the securityholder at his or her address shown on the Trustee’s records as of the close of business on the record date. The Fund will make all payments of principal and premium, if any, by check at the office of the Trustee in New York, New York and/or at other offices that may be specified in the indenture or a notice to holders against surrender of the security.

Alternatively, if the holder asks the Fund to do so, the Fund will pay any amount that becomes due on a debt security by wire transfer of immediately available funds to an account at a bank in the United States, on the due date. To request payment by wire, the holder must give the Trustee appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, the Fund will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments.

Events of Default

You will have rights if an Event of Default occurs in respect of debt securities of your series and is not cured, as described later in this subsection. The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt security states otherwise):

•
The Fund does not pay the principal of, or any premium on, a debt security of the series when due and payable, and such default is not cured within five days.

•
The Fund does not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

•
The Fund does not deposit any sinking fund payment in respect of debt securities of the series on its due date, and does not cure this default within five days.

•
The Fund remains in breach of any other covenant with respect to debt securities of the series for 60 days after it receives a written notice of default stating it is in breach. The notice must be sent by either the Trustee or holders of at least 25% of the principal amount of debt securities of the series.

•
The Fund files for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against the Fund under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 90 days.

•
On the last business day of each of twenty-four consecutive calendar months, all series of the Fund’s debt securities issued under the indenture together have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to exemptive relief, if any, granted to the Fund by the SEC.

•
Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The Trustee may withhold notice to the holders of the debt securities of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing (unless the prospectus supplement relating to such debt security states otherwise), the following remedies are available. The Trustee or the holders of not less than 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all of the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) the Fund has deposited with the Trustee all amounts due and owing with respect to the debt securities of that series (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default with respect to that series have been cured or waived.

The Trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the Trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the Trustee is provided, the holders of a majority in principal amount of the outstanding debt of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the Trustee. The Trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the Trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•
you must give the applicable Trustee written notice that an Event of Default has occurred and remains uncured;

•
the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the Trustee take action because of the default and must offer the Trustee reasonable indemnity, security or both against the cost and other liabilities of taking that action;

•
the Trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•
the holders of a majority in principal amount of debt securities of the relevant series must not have given the Trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the Trustee and how to declare or cancel an acceleration of maturity.

Each year, the Fund will furnish to the Trustee a written statement of certain of the Fund’s officers certifying that to their knowledge the Fund is in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than a default:

•
in the payment of principal or interest; or

•
in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, the Fund is generally permitted to consolidate or merge with another entity. The Fund is also permitted to sell all or substantially all of its assets to another entity. However, the Fund may not take any of these actions unless all the following conditions are met:

•
where it merges out of existence or conveys or transfer all of the Fund’s assets, the resulting entity must agree to be legally responsible for the Fund’s obligations under the debt securities;

•
immediately after the transaction, no default or Event of Default will have happened and be continuing;

•
the Fund must deliver certain certificates and documents to the Trustee; and

•
the Fund must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes the Fund can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that the Fund cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•
change the stated maturity of the principal of or interest on a debt security;

•
change the terms of any sinking fund with respect to any debt security;

•
reduce any amounts due on a debt security;

•
reduce the amount of principal payable upon acceleration of the maturity of a debt security following a default;

•
change the place or currency of payment on a debt security;

•
impair your right to sue for payment following the date on which such amount is due and payable;

•
reduce the percentage in principal amount of holders of debt securities whose consent is needed to modify or amend the indenture; and

•
reduce the percentage in principal amount of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults.

Changes Not Requiring Approval

The second type of change does not require any vote by the securityholders. This type is limited to clarifications and certain other changes that would not materially adversely affect holders of outstanding debt securities in any material respect. The Fund also does not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and debt securities would require the following approval:

•
if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•
if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under the indenture, voting together as one class for this purpose, may waive the Fund’s compliance with some of its covenants in the indenture. However, the Fund cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, the Fund will use the following rules to decide how much principal to attribute to any notes and any future indebtedness:

•
for original issue discount securities, the Fund will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•
for debt securities whose principal amount is not known (for example, because it is based on an index), the Fund will use a special rule for that debt security described in the prospectus supplement; and

•
for debt securities denominated in one or more foreign currencies, the Fund will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if the Fund has deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

The Fund will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If the Fund set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if the Fund seeks to change the indenture or debt securities or request a waiver.

Satisfaction and Discharge; Defeasance

The Fund may satisfy and discharge its obligations under the indenture by delivering to the Trustee for cancellation all outstanding debt securities and by depositing with the Trustee after the debt securities have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding debt securities and paying all other sums payable under the indenture by the Fund. Such discharge is subject to terms contained in the indenture.

Defeasance

The following defeasance provisions will be applicable to each series of debt securities (unless the prospectus supplement relating to such debt security states otherwise). “Defeasance” means that, by depositing with the Trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the debt securities when due and satisfying any additional conditions noted below, the Fund will be deemed to have been discharged from its obligations under the debt securities. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below, the Fund would be released from certain covenants under the indenture relating to the applicable debt securities. The consequences to the holders of such securities would be that, while they would no longer benefit from certain covenants under the indenture, and while such securities could not be accelerated for any reason, the holders of applicable debt securities nonetheless would be guaranteed to receive the principal and interest owed to them.

Covenant Defeasance

Under current U.S. federal income tax law and the indenture, the Fund can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, the following must occur:

•
if the debt securities of a particular series are denominated in U.S. dollars, the Fund must deposit in trust for the benefit of all holders of such securities a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•
the Fund must deliver to the Trustee a legal opinion of its counsel confirming that, under current U.S. federal income tax law, the Fund may make the above deposit without causing you to be taxed on the debt securities any differently than if it did not make the deposit;

•
the Fund must deliver to the Trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•
defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of the Fund’s other material agreements or instruments; and

•
no default or Event of Default with respect to the applicable series shall have occurred and be continuing and no defaults or Events of Default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If the Fund accomplishes covenant defeasance, you can still look to the Fund for repayment of the debt securities if there were a shortfall in the trust deposit or the Trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as the Fund’s bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal income tax law, as described below, the Fund can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if it puts in place the following other arrangements for you to be repaid:

•
if the debt securities of a particular series are denominated in U.S. dollars, the Fund must deposit in trust for the benefit of all holders of such securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on such securities on their various due dates;

•
the Fund must deliver to the Trustee a legal opinion confirming that there has been a change in current U.S. federal income tax law or an IRS ruling that allows it to make the above deposit without causing you to be taxed on the debt securities any differently than if it did not make the deposit. Under current U.S. federal income tax law the deposit and the Fund’s legal release from the debt securities would be treated as though the Fund paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•
the Fund must deliver to the Trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•
defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of the Fund’s other material agreements or instruments; and

•
no default or Event of Default with respect to the applicable series shall have occurred and be continuing and no defaults or Events of Default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If the Fund ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to the Fund for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of the Fund’s lenders and other creditors if it ever became bankrupt or insolvent. If your debt securities were effectively subordinated, such subordination would not prevent the Trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of any notes for the benefit of the subordinated debtholders.

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of the Trustee. The Fund has appointed the Trustee to act as its agent for registering debt securities in the names of holders transferring debt securities. The Fund may appoint another entity to perform these functions or perform them by itself.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if the Fund’s transfer agent is satisfied with the holder’s proof of legal ownership.

If the Fund has designated additional transfer agents for your debt security, they will be named in your prospectus supplement. The Fund may appoint additional transfer agents or cancel the appointment of any particular transfer agent. The Fund may also approve a change in the office through which any transfer agent acts.

If the Fund redeems any securities of a particular series, it may block the transfer or exchange of those securities selected for redemption during the period beginning 15 days before the day it mails the notice of redemption and ending on the day of that mailing, in order to determine and fix the list of holders to prepare the mailing. The Fund may also refuse to register transfers or exchanges of any certificated security selected for redemption, except that it will continue to permit transfers and exchanges of the unredeemed portion of any security that will be partially redeemed.

Resignation of Trustee

Each Trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor Trustee is appointed to act with respect to these series. In the event that two or more persons are acting as Trustee with respect to different series of indenture securities under the indenture, each of the Trustees will be a Trustee of a trust separate and apart from the trust administered by any other Trustee.

Concerning the Trustee

The Trustee serves as transfer agent for the Fund’s Common Shares and agent for the Fund’s DRIP. The Fund will appoint the Trustee as registrar and paying agent under the indenture.

Governing Law

The indenture and the Fund’s debt securities will be governed by, and construed in accordance with, the laws of the State of New York.

BOOK-ENTRY ISSUANCE

Unless otherwise indicated in the applicable prospectus supplement, securities will be issued in the form of one or more global certificates, or “global securities,” registered in the name of a depositary or its nominee. Unless otherwise indicated in the applicable prospectus supplement, the depositary will be The Depository Trust Company, or “DTC.” DTC has informed the Fund that its nominee will be Cede & Co. Accordingly, the Fund expects Cede & Co. to be the initial registered holder of all securities that are issued in global form. No person that acquires a beneficial interest in those securities will be entitled to receive a certificate representing that person’s interest in the securities except as described herein or in the applicable prospectus supplement. Unless and until definitive securities are issued under the limited circumstances described below, all references to actions by holders of securities issued in global form will refer to actions taken by DTC upon instructions from its participants, and all references to payments and notices to holders will refer to payments and notices to DTC or Cede & Co., as the registered holder of these securities.

DTC has informed the Fund that it is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or “Direct Participants,” deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or “DTCC.”

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or “Indirect Participants.” DTC has a S&P rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

Purchases of securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the securities, except in the event that use of the book-entry system for the securities is discontinued.

To facilitate subsequent transfers, all securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of the securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts the securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices will be sent to DTC. If less than all of the securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to the Fund as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions and interest payments on the securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the applicable Trustee or depositary on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the applicable Trustee or depositary, or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the Fund or the applicable Trustee or depositary. Disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund or to the applicable Trustee or depositary. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. The Fund may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that the Fund believes to be reliable, but the Fund takes no responsibility for the accuracy thereof.

None of the Fund, the Adviser, any registrar and transfer agent, Trustee, any depositary, or any agent of any of them, will have any responsibility or liability for any aspect of DTC’s or any participant’s records relating to, or for payments made on account of, beneficial interests in a global security, or for maintaining, supervising or reviewing any records relating to such beneficial interests.

Secondary trading in notes and debentures of corporate issuers is generally settled in clearing-house or next-day funds. In contrast, beneficial interests in a global security, in some cases, may trade in the DTC’s same-day funds settlement system, in which case secondary market trading activity in those beneficial interests would be required by DTC to settle in immediately available funds. There is no assurance as to the effect, if any, that settlement in immediately available funds would have on trading activity in such beneficial interests. Also, settlement for purchases of beneficial interests in a global security upon the original issuance of this security may be required to be made in immediately available funds.

PLAN OF DISTRIBUTION

The Fund may offer, from time to time, up to $150,000,000 of its Common Shares, preferred shares, subscription rights to purchase the Common Shares, or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods.

The Fund may sell securities directly or through agents it designates from time to time. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, the Fund will receive from the sale; any overallotment options under which underwriters may purchase additional securities from the Fund; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by such prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of the Fund’s Common Shares, less any underwriting commissions or discounts, must equal or exceed the NAV per Common Share at the time of the offering except (1) in connection with a rights offering to the Fund’s existing shareholders, (2) with the consent of the majority of the Fund’s common shareholders, (3) the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from the Fund or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. The Fund’s common shareholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by the Fund in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Fund and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Fund will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. The Fund may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in overallotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Overallotment involves sales in excess of the offering size, which creates a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the overallotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in the Fund’s Common Shares on NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the Fund’s Common Shares. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

The Fund may sell securities directly or through agents it designates from time to time. The Fund will name any agent involved in the offering and sale of securities, and it will describe any commissions. The Fund will pay the agent in the applicable prospectus supplement. Unless the prospectus supplement states otherwise, the Fund’s agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each series of securities will be a new issue with no trading market, other than the Fund’s Common Shares, which are traded on the NYSE. The Fund may elect to list any other series of securities on any exchanges, but the Fund is not obligated to do so. The Fund cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that the Fund may enter, underwriters, dealers and agents who participate in the distribution of shares of the Fund’s securities may be entitled to indemnification by the Fund against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, the Fund in the ordinary course of business.

If so indicated in the applicable prospectus supplement, the Fund will authorize underwriters or other persons acting as its agents to solicit offers by certain institutions to purchase its securities from the Fund pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Fund. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Fund’s securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

The Fund may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by the Fund or borrowed from it or others to settle those sales or to close out any related open borrowings of shares, and may use securities received from the Fund in settlement of those derivatives to close out any related open borrowings of shares. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, the Fund’s securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, the Fund is subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the Fund’s outstanding voting securities, the Fund may not:

1.
change the Fund’s classification to an open-end management investment company;
2.
alter any of the Fund’s fundamental policies, which are set forth below in “— Investment Restrictions”; or
3.
change the nature of the Fund’s business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of the Fund’s trustees must be persons who are not “interested persons” of the Fund, as that term is defined in the 1940 Act. The Fund is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, the Fund is prohibited from protecting any Trustee or officer against any liability to the Fund or its shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The Fund may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates absent exemptive relief or other prior approval by the SEC.

The Fund will generally not be able to issue and sell the Common Shares at a price below the then current NAV per share (exclusive of any distributing commission or discount). See “Conflicts of Interest.” The Fund may, however, sell the Common Shares at a price below the then current NAV per share if its Board of Trustees determines that such sale is in the Fund’s best interests and the best interests of its shareholders, and the holders of a majority of the Fund’s Common Shares, approves such sale. In addition, the Fund may generally issue new Common Shares at a price below NAV in rights offerings to existing shareholders, in payment of dividends and in certain other limited circumstances.

Investment Restrictions

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares voting together as a single class:

(1) Concentrate its investments in a particular “industry” or “group of industries” as those terms are used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund would be deemed to “concentrate” in a particular industry or group of industries if it invested 25% or more of its total assets in that industry or group of industries. The Fund’s Portfolio Compliance and RIC Qualification Policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

(2) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3) The Fund may not purchase physical commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).

Note: The Fund may purchase, sell, or enter into derivatives and derivatives transactions of any kind consistent with its investment policies described herein from time to time, including, without limitation, swaps, options, futures contracts, options on futures contracts, and forward contracts.

(4)  Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)  Make loans, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)   Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the borrowing, is at least 300% of such principal amount.

Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the outstanding securities of the Fund, except directors’ and qualifying shares.

Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the Adviser or the Sub-Adviser to be of comparable quality), or change in the percentage of the Fund’s total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until the Adviser or the Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, the Adviser or the Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher or lower of the several assigned ratings.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to Common Shares of the Fund, means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such Common Shares are present or represented by proxy, or (ii) more than 50% of such Common Shares, whichever is less.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

To the extent the Fund covers its commitment under a reverse repurchase agreement or derivative instrument by the segregation of assets determined by the Adviser or the Sub-Adviser to be liquid in accordance with procedures adopted by the trustees, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

Proxy Voting Policies and Procedures

The Board of Trustees has delegated proxy voting responsibilities relating to the voting securities held by the Fund to its investment adviser, Barings. A summary of Barings’ proxy voting policies and procedures are set forth below.

Summary of Barings’ Global Proxy Voting Policy:

Barings understands that the voting of proxies is an integral part of its investment management responsibilities and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner believed by Barings to best pursue a client’s investment objectives). To implement this general principle, Barings engages a proxy service provider (“Service Provider”) that is responsible for processing and maintaining records of proxy votes. In addition, the Service Provider, a recognized authority on proxy voting and corporate governance, provides research and recommendations (including environmental, social and governance topics) on proxies to Barings as its research provider (the “Research Provider”). It is Barings’ Global Proxy Voting Policy to generally vote all client proxies for which it has proxy voting discretion in accordance with the recommendations of the Research Provider or with the Research Provider’s proxy voting guidelines (“Guidelines”), in absence of a recommendation. In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there are times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines. Barings can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate. The procedures set forth in the Global Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (“Material Conflict”). For purposes of the Global Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or a Barings associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Barings’ Proxy Voting Procedures:

Typically, Barings will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendations or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Global Proxy Voting Policy or (ii) an authorized investment person or designee (a “Proxy Analyst”) determines that it is in the client’s best interests to vote against the Research Provider’s recommendations or Guidelines. In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Team will vote the proxy in accordance with the Proxy Analyst’s recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation; and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Team. If a Material Conflict is identified by a Proxy Analyst or the Proxy Team, the proxy will be submitted to the Governance and Conflicts Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

No associate, officer, director or board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Global Proxy Voting Policy) can influence how Barings votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Governance and Conflicts Committee member and has disclosed any known Material Conflict. Pre-vote communications with proxy solicitors are prohibited. In the event that pre-vote communications occur, it should be reported to the Governance and Conflicts Committee, the relevant Head of Compliance and/or General Counsel prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to the relevant Head of Compliance and/or General Counsel, or the respective designees.

Investment management agreements generally delegate the authority to vote proxies to Barings in accordance with Barings’ Global Proxy Voting Policy. In the event an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the client as to their voting preference. However, except for those jurisdictions where written explicit delegation is required such as Hong Kong, Taiwan and South Korea, when the client does not provide written instructions as to their voting preferences, Barings will assume proxy voting responsibilities. In the event that a client makes a written request regarding voting, Barings will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy

Clients can obtain a copy of Barings’ Proxy Voting Policy and information about how Barings voted proxies related to their securities, free of charge, on the Barings website: http://www.Barings.com/bgh, by contacting the Chief Compliance Officer, Barings LLC, 300 South Tryon, Charlotte, NC 28202, or calling toll-free, (877) 766-0014.

Privacy Policy

When you use Barings you entrust the Fund not only with your hard-earned assets but also with your personal and financial data. The Fund considers your data to be private and confidential, and protecting its confidentiality is important to the Fund. The Fund’s policies and procedures regarding your personal information are summarized below.

The Fund may collect non-public personal information about you from:

●
Applications or other forms, interviews, or by other means;

●
Consumer or other reporting agencies, government agencies, employers or others;

●
Your transactions with the Fund, its affiliates, or others; and

●
The Fund’s Internet website.

The Fund may share the financial information it collects with its financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that the Fund may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, the Fund may disclose the information it collects, as described above, to companies that perform administrative or marketing services on the Fund’s behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist the Fund in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which the Fund hires them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. The Fund may share some or all of the information it collects with other financial institutions with whom it jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with the Fund or its affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require the Fund to get an “opt-in” or “opt-out” from you. If this is required, the Fund will do so before information is shared. Otherwise, the Fund does not share any personal information about its customers or former customers unless authorized by the customer or as permitted by law.

The Fund restricts access to personal information about you to those employees who need to know that information to provide products and services to you. The Fund maintains physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, the Fund does not include personal or account information in non-secure e-mails that it sends you via the Internet without your prior consent. The Fund advises you not to send such information to it in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of the Funds or as an advisory client of Barings. As mandated by rules issued by the SEC, the Fund will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at https://www.sipc.org/ or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The following table sets forth certain ownership information as of July 30, 2026 with respect to the Fund’s Common Shares held by (1) those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of the outstanding the Fund’s Common Shares and (2) all of the Fund’s officers and trustees, as a group.

	Common Shares Beneficially Owned Immediately Prior to Offering (1)		Common Shares Beneficially Owned Following the Offering (1)
Name and Address	Number	%	Number	%
First Trust Portfolios L.P.	4,118,333.00	20.51%	—	—

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

All trustees and officers of the Fund as a group own less than 1.0% of each of the Fund’s outstanding Common Shares.

OUTSTANDING SECURITIES

As of June 30, 2026, the Fund had the following outstanding securities.

Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding
Common Shares	Unlimited	0	20,082,411
Preferred Shares	None	0	0

BROKERAGE ALLOCATION

Since the Fund acquires and disposes of most of its investments in privately negotiated transactions or in the over-the-counter markets, the Fund is generally not required to pay a stated brokerage commission. However, to the extent a broker-dealer is involved in a transaction, the price paid or received by the Fund, as applicable, may reflect a mark-up or mark-down. Subject to policies established by the Fund’s Board of Trustees, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of the Fund’s portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for the Fund under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for the Fund by Dechert LLP, New York, NY. Dechert LLP also represents the Adviser.

CUSTODIAN, ADMINISTRATOR, ACCOUNTANT AND TRANSFER AGENT

The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and U.S. Bank, N.A. The principal business address of U.S. Bank, N.A. is MK-WI-S302, 1555 N. River Center Drive, Milwaukee, WI 53212.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services serves as the Fund’s Administrator, fund accountant, transfer agent and registrar. The principal business address of U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services is 615 E. Michigan St., Milwaukee, WI 53202.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm located at 620 S. Tryon Street, Suite 1000, Charlotte, NC 28202, provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

ADDITIONAL INFORMATION

The Fund files with or submits to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information the Fund files with the SEC at www.sec.gov. This information is also available free of charge by writing the Fund at Barings Global Short Duration High Yield Fund, c/o Barings LLC, 300 S Tryon St., Suite 2500, Charlotte, NC 28202, Attention: Investor Relations, by telephone at (704) 804-7200, or on the Fund’s website at http://www.Barings.com/bgh. Information on the Fund’s website is not incorporated by reference into or a part of this prospectus.

Unresolved Staff Comments: Not Applicable.

INCORPORATION BY REFERENCE

As noted above, this prospectus is part of a registration statement that the Fund has filed with the SEC. The Fund is allowed to “incorporate by reference” the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus.

The information incorporated by reference is an important part of this prospectus. Any statement in a document incorporated by reference into this prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus or (2) any other subsequently filed document that is incorporated by reference into this prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

●
the Fund’s Annual Report on Form N-CSR for the fiscal year ended December 31, 2025, filed with the SEC on March 9, 2026; and

●
the Fund’s Definitive Proxy Statement on Schedule 14A for the annual meeting of the shareholders, filed with the SEC on June 15, 2026

The Fund will provide without charge to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this prospectus or the accompanying prospectus supplement.

PART C — OTHER INFORMATION

ITEM 25.
FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The Registrant’s audited financial statements, notes to the financial statements and the report of the independent public accounting firm are included in the Fund’s annual report to shareholders for the year ended December 31, 2025, contained in its Form N-CSR, and are incorporated herein by reference.

2. Exhibits

(a)(1)	Amended and Restated Agreement and Declaration of Trust dated October 17, 2012.*
(a)(2)	Amendment to Amended and Restated Agreement and Declaration of Trust dated July 18, 2016.**
(b)	Second Amended and Restated Bylaws dated July 17, 2026*****
(c)	Not applicable.
(d)(1)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Agreement and Declaration of Trust.*
(d)(2)	Article 10 (Shareholders’ Voting Powers and Meetings) of the Bylaws of Registrant.*
(d)(3)	Form of Certificate for Common Shares of Beneficial Interest.*
(d)(4)	Form of Indenture.***
(d)(5)	Form of T-1 Statement of Eligibility of U.S. Bank, as trustee, with respect to the Form of Indenture .***
(e)	Form of Dividend Reinvestment Plan.***
(f)	Not applicable.
(g)(1)	Amended and Restated Investment Management Agreement dated September 1, 2022.**
(g)(2)	Amended and Restated Sub-Advisory Agreement dated September 1, 2023.**
(h)(1)	Distribution Agreement.******
(h)(2)	Sub-Placement Agent Agreement. ******
(i)	Not applicable.
(j)	Custody Agreement.**
(k)	Master Services Agreement.**
(l)	Opinion and Consent of Dechert LLP.****
(m)	Not applicable.
(n)(1)	Consent of KPMG LLP. ****
(n)(2)	Report of KPMG LLP. ****
(n)(3)	Consent of Deloitte & Touche LLP. ****
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)	Global Code of Ethics.**
(s)	Calculation of Filing Fee Table.***
(t)	Powers of Attorney.**

* Filed as an exhibit to the Registrant’s Registration Statement on Form N-2, Registration Nos. 333-174430; 811-22562 (filed October 25, 2012, accession number 0001193125-12-434316).
** Filed as an exhibit to the Registrant’s Registration Statement on Form N-2, Registration Nos. 333-292971; 811-22562 (filed January 27, 2026).
*** Filed as an exhibit to the Registrant’s Registration Statement on Form N-2, Registration Nos. 333-292971; 811-22562 (filed May 5, 2026).
**** Filed as an exhibit to the Registrant’s Registration Statement on Form N-2, Registration Nos. 333-292971; 811-22562 (filed July 2, 2026).
***** Filed herewith.
****** To be filed by amendment.

ITEM 26.
MARKETING ARRANGEMENTS

The information contained under the headings “Dividend Reinvestment Plan” and “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$20,715
FINRA filing fee	$0
NYSE listing fee	$0
Rating agency fee	$0
Printing and postage	$0
Legal fees and expenses	$341,848
Accounting fees and expenses	$115,000
Miscellaneous	$0
Total	$477,563

ITEM 28.
PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None

ITEM 29.
NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of each class of the Registrant’s securities as of June 26, 2026:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest ($.00001 par value)	12,378

ITEM 30.
INDEMNIFICATION

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Amended and Restated Agreement and Declaration of Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.
BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management” and “The Adviser, the Sub-Adviser, and the Administrator.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-241), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32.
LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1) the Registrant, Barings Global Short Duration High Yield Fund, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202;

(2) the Transfer Agent, Registrar, Fund Accountant and Administrator, U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202;

(3) the Custodian, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212;

(4) the Adviser, Barings LLC, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202; and

(5) the Sub-Adviser, Baring International Investment Limited, 20 Old Bailey, London, EC4M 78F UK.

ITEM 33.
MANAGEMENT SERVICES

Not applicable.

ITEM 34.
UNDERTAKINGS

1.
Not applicable.

2.
Not applicable.

3.
The Registrant undertakes:

(a)
to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)
to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(2)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)
that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)
that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(1)
in reliance on Rule 430B:

.
Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

.
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)
each prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)
that, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2)
free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)
the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.
The Registrant undertakes that:

(a)
for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)
for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.
The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.
The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, in the State of North Carolina, on the 3rd day of August, 2026.

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

By:	/s/ Sean Feeley
Name: Sean Feeley
Title: President

*By:	/s/ Ashlee Steinnerd
Ashlee Steinnerd
Attorney-in-Fact Pursuant to Power of Attorney

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Sean Feeley		August 3, 2026
Sean Feeley	President (Principal Executive Officer)
/s/ David M. Mihalick*	Trustee	August 3, 2026
David M. Mihalick

/s/ Mark F. Mulhern*	Trustee	August 3, 2026
Mark F. Mulhern

/s/ Jill E. Olmstead*	Trustee	August 3, 2026
Jill E. Olmstead

/s/ Thomas W. Okel*	Trustee and Chair of the Board of Trustees	August 3, 2026
Thomas W. Okel

/s/ Christopher Hanscom	Chief Financial Officer	August 3, 2026
Christopher Hanscom	(Principal Financial Officer and Principal Accounting Officer)